UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
CURIOSITYSTREAM INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Notice of
2026 Annual Meeting
of Stockholders and
Proxy Statement
ANNUAL MEETING

Wednesday, May 20, 2026
11:00 a.m. Eastern Time
Online Meeting Only - No Physical Meeting Location

CURIOSITYSTREAM INC.
8484 Georgia Ave., Suite 700
Silver Spring, Maryland 20910
Dear Stockholder:
On behalf of our Board of Directors, I cordially invite you to participate in the 2026 Annual Meeting of stockholders (the “Annual Meeting”) of CuriosityStream Inc. (“CuriosityStream” or the “Company”), to be held on May 20, 2026, at 11:00 a.m. Eastern Time.
We will hold our Annual Meeting in a virtual-only format, which will be conducted via a live webcast. You will be able to participate in the Annual Meeting, vote your shares electronically and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/CURI2026 and using the control number which appears on your Notice of Internet Availability of Proxy Materials. Stockholders will have an equal opportunity to participate in the Annual Meeting online regardless of their geographic location.
The attached Notice of Annual Meeting of Stockholders and Proxy Statement contain details of the business to be conducted at the Annual Meeting and the procedures for participating, submitting questions and voting at the virtual meeting.
Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, we urge you to promptly vote and submit your proxy via the Internet, by phone or by mail.
On behalf of the Company’s Board of Directors, we would like to express our appreciation for your continued support of and interest in CuriosityStream.

By Order of the Board,

/s/ Tia Cudahy
Chief Operating Officer

CURIOSITYSTREAM INC.
8484 Georgia Ave., Suite 700
Silver Spring, Maryland 20910

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 20, 2026
NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of CuriosityStream Inc., a Delaware corporation (“CuriosityStream” or the “Company”), will be held virtually, via a live webcast by visiting www.virtualshareholdermeeting.com/CURI2026, at 11:00 a.m. Eastern Time, on May 20, 2026 (the “Annual Meeting”). Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate in the Annual Meeting as they would be afforded at an in-person meeting.
To enter the Annual Meeting, you will need the control number that appears on your Notice of Internet Availability of Proxy Materials, proxy card and the instructions that accompanied your proxy materials. The Company recommends you log in at least 15 minutes before the start of the Annual Meeting to ensure you are logged in when the meeting begins. Please note that you will not be able to attend the Annual Meeting in person.
At the Annual Meeting, stockholders will be asked to:

1.	Elect three Class III directors to hold office until the 2029 annual meeting of stockholders or until their successors are duly elected and qualified;
2.	Approve an amendment to the CuriosityStream Inc. 2020 Omnibus Incentive Plan (“Plan”) to increase the number of shares subject to the Plan;
3.	Ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;
4.	Approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in this Proxy Statement (commonly referred to as “say on pay”);
5.	Approve, on an advisory basis, of the frequency of holding an advisory vote on the compensation paid to our named executive officers; and
6.	Transact such other business that may properly come before the Annual Meeting or any adjournment thereof.
Our board of directors (the “Board”) has fixed the close of business on March 27, 2026, as the record date for the Annual Meeting (the “Record Date”). Only stockholders of record on the Record Date will be entitled to receive notice of, and to vote at, the Annual Meeting. A list of the names of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for 10 days before the Annual Meeting for any purpose germane to the Annual Meeting at our principal executive offices during normal business hours. Such list will also be available during the virtual Annual Meeting for examination by any stockholder at www.virtualshareholdermeeting.com/CURI2026. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying Proxy Statement. In addition, financial and other information about the Company is contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”), as filed with the Securities and Exchange Commission (the “SEC”) on March 12, 2026, which incorporates by reference certain sections of the accompanying Proxy Statement.
YOUR VOTE IS VERY IMPORTANT TO US. Whether or not you plan to virtually attend the Annual Meeting, we strongly encourage you to vote by Internet, by phone or by signing, dating and returning your proxy card (if you request a paper copy) at your earliest convenience. Sending in your proxy card will not prevent you from voting your shares at the Annual Meeting, if you desire to do so.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE VIRTUAL ANNUAL MEETING TO BE HELD ON MAY 20, 2026. This Notice of Annual Meeting of Stockholders and Proxy Statement, along with a proxy card, was first mailed on or about April 9, 2026 to our stockholders of record as of the Record Date. Our proxy materials, including the Proxy Statement and Annual Report to stockholders, are also available at the following websites: https://investors.curiositystream.com/ and www.virtualshareholdermeeting.com/CURI2026.

If you have any questions or need assistance with voting, please contact CuriosityStream’s proxy solicitor, MacKenzie Partners, Inc., toll-free at 1-800-322-2885 or by email at proxy@mackenziepartners.com.

By Order of the Board,

/s/ Tia Cudahy
Chief Operating Officer

CURIOSITYSTREAM INC.
8484 Georgia Ave., Suite 700
Silver Spring, Maryland 20910

PROXY STATEMENT
FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

MAY 20, 2026
Purpose, Date, and Time
This proxy statement (the “Proxy Statement”) is provided in connection with the solicitation of proxies by and on behalf of the board of directors of the Company (the “Board”) for use at the 2026 annual meeting of stockholders to be held virtually on Wednesday, May 20, 2026, at 11:00 a.m. Eastern Time at the following virtual meeting link www.virtualshareholdermeeting.com/CURI2026 and any adjournments or postponements thereof (the “Annual Meeting”). The mailing address of our principal executive offices is 8484 Georgia Ave., Suite 700, Silver Spring, MD 20910. This Proxy Statement will be made available on or about April 9, 2026, to holders of our common stock, par value $0.0001 per share (“Common Stock”), as of the close of business on March 27, 2026 (the “Record Date”).
Access to Proxy Materials
We are providing access to our proxy materials over the Internet rather than mailing paper copies of those materials to each stockholder. On or about April 9, 2026, we will mail a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders entitled to vote at the Annual Meeting.
The Notice will inform you how to:

•
View the proxy materials for the Annual Meeting, including this Proxy Statement and the Company’s annual report to stockholders for the fiscal year ended December 31, 2025 (the “Annual Report”), on the Internet;

•	Vote your shares of Common Stock; and

•	Instruct us to send proxy materials to you by mail or email (should you choose to do so).
Virtual Stockholder Meeting
Please note, we will hold our Annual Meeting in a virtual only format, which will be conducted via a live audio webcast on Wednesday, May 20, 2026, at 11:00 a.m. Eastern Time. There will be no physical meeting location. Stockholders will have an equal opportunity to participate in the Annual Meeting online regardless of their geographic location. We designed the format of our Annual Meeting to ensure that our stockholders who participate in the Annual Meeting will be afforded the same rights and opportunities to participate as they would be afforded at an in-person meeting and to enhance stockholder access, participation and communication through online tools. Our directors will also participate in the virtual Annual Meeting.
Access to the Audio Webcast of the Annual Meeting
The live audio webcast of the Annual Meeting will begin promptly at 11:00 a.m. Eastern Time. Online access to the audio webcast will open approximately fifteen minutes prior to the start of the Annual Meeting to allow time for you to log in and test the computer audio system. We encourage our stockholders to access the meeting prior to its start time. A replay of the webcast will be made publicly available 24 hours after the Annual Meeting at www.virtualshareholdermeeting.com/CURI2026.
Log in Instructions
To participate in the virtual Annual Meeting, log in at www.virtualshareholdermeeting.com/CURI2026. Stockholders will need their unique 16-digit control number which appears on the Notice Regarding the Availability of Proxy Materials, the proxy card and the instructions that accompany the proxy materials. In the event that you do not have a control number, please contact your broker, bank, or other nominee as soon as possible so that you can be provided with a control number and gain access to the Annual Meeting.

Submitting questions at the virtual Annual Meeting
As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer all questions submitted during the Annual Meeting which are pertinent to the Company and the meeting matters, as time permits. If you wish to submit a question during the Annual Meeting, visit www.virtualshareholdermeeting.com/CURI2026, type your question into the “Ask a Question” field, and click “Submit.” Answers to any such questions that are not addressed during the Annual Meeting will be published following the meeting on the Company’s website at https://investors.curiositystream.com/ under the link “Governance.” Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.
Technical Assistance
Beginning fifteen minutes prior to the start of and during the virtual Annual Meeting, we will have a support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting.
If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual stockholder meeting log-in page.
Voting shares prior to and at the virtual Annual Meeting
Stockholders may vote their shares at www.proxyvote.com prior to the virtual Annual Meeting or at www.virtualshareholdermeeting.com/CURI2026 during the virtual Annual Meeting.
Proposals to be voted on at the Annual Meeting
Stockholders of the Company are being asked to vote on the following proposals at the Annual Meeting:

1.	Elect three Class III directors to hold office until the 2029 annual meeting of stockholders or until their successors are duly elected and qualified;
2.	Approve an amendment to the CuriosityStream Inc. Omnibus Incentive Plan (“Plan”) to increase the number of shares subject to the Plan to 11,725,000;
3.	Ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;
4.	Approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in this Proxy Statement (commonly referred to as “say on pay”);
5.	Approve, on an advisory basis, of the frequency of holding an advisory vote on the compensation paid to our named executive officers; and
6.	Transact such other business that may properly come before the Annual Meeting or any adjournment thereof.
Recommendation of the Board
The Board unanimously recommends that the Company’s stockholders vote “FOR” Proposal No. 1, “FOR” Proposal No. 2, “FOR” Proposal No. 3, and “FOR” Proposal No. 4, and “1 Year” on Proposal No. 5.
Record Date; Outstanding Shares; Shares Entitled to Vote
The Board has fixed the close of business on March 27, 2026, as the Record Date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date there were 59,287,600 shares of Common Stock outstanding and entitled to vote.
Holders of record of Common Stock as of the close of business on the Record Date will be entitled to one vote per share on any matter that may properly come before the Annual Meeting and any adjournments or postponements of the Annual Meeting.
A list of the names of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for 10 days before the Annual Meeting for any purpose germane to the Annual Meeting at our principal executive offices during normal business hours. Such list will also be available during the virtual Annual Meeting for examination by any stockholder at www.virtualshareholdermeeting.com/CURI2026.

Quorum and Vote Required
The presence, in person or by duly executed proxy, of stockholders representing one third (1/3) of all the votes entitled to be cast at the Annual Meeting will constitute a quorum. Shares are considered present “in person” if voted by the holder of those shares or by proxy during the virtual Annual Meeting. If a quorum is not present at the Annual Meeting, we expect that the Annual Meeting will be adjourned or postponed to solicit additional proxies.
With respect to Proposal No. 1 (Election of Directors), each director must be elected by the affirmative vote of a plurality of the votes cast with respect to such director nominee by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote for the election of directors, provided a quorum is present. Accordingly, the three director nominees receiving the highest number of “FOR” votes will be elected. With respect to Proposal No. 1, you may vote “FOR” or “WITHHOLD” authority to vote for each of the director nominees. If you “WITHHOLD” authority to vote with respect to one or more director nominees, your vote will have no effect on the election of such director nominees. Broker non-votes will have no effect on the election of the director nominees.
Approval of Proposal No. 2 (Increase Shares Subject to Plan) will require the requires the affirmative vote of a majority of the shares entitled to vote at a duly constituted meeting of shareholders of the Company. With respect to Proposal No. 2, you may vote “FOR,” “AGAINST” or “ABSTAIN” from voting. Broker non-votes and abstentions will have the same effect as votes cast “AGAINST” the proposal.
Approval of Proposal No. 3 (Ratification of Appointment of Independent Registered Public Accounting Firm) will require the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter at the Annual Meeting, provided a quorum is present. A majority of the votes cast means that the number of votes cast “FOR” a proposal exceeds the number of votes cast “AGAINST” that proposal. With respect to Proposal No. 3, you may vote “FOR,” “AGAINST” or “ABSTAIN” from voting. Abstentions will have no effect on the vote for the proposal.
Approval of Proposal No. 4 (Advisory Vote on Executive Compensation) will require the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter at the Annual Meeting, provided a quorum is present. A majority of the votes cast means that the number of votes cast “FOR” a proposal exceeds the number of votes cast “AGAINST” that proposal. With respect to Proposal No. 4 and such other matters as may properly come before the Annual Meeting, you may vote “FOR,” “AGAINST” or “ABSTAIN” from voting. Broker non-votes and abstentions will have no effect on the vote for the proposal.
Approval of Proposal No. 5 (Frequency of Advisory Votes on Executive Compensation) will require the affirmative vote of a plurality of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter at the Annual Meeting, provided a quorum is present. A plurality of the votes cast means that the number of votes cast “FOR” a proposal exceeds the number of votes cast “FOR” any of the other options presented under that proposal. With respect to Proposal No. 5, you may vote “1 YEAR,” “2 YEARS,” “3 YEARS” or “ABSTAIN” from voting. Broker non-votes and abstentions will have no effect on the vote for the proposal.
Voting; Proxies; Revocation
Shares of our Common Stock represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting, and not revoked prior to or at the Annual Meeting, will be voted at the Annual Meeting, and at any adjournments, continuations or postponements of the Annual Meeting, in accordance with the instructions on the proxies.

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record and you submit a duly executed proxy, but you do not provide voting instructions, your shares will be voted:

•	FOR the election of each of the director nominees named in Proposal No. 1;

•	FOR Proposal No. 2, the approval of an increase to the number of shares subject to the CuriosityStream Inc. Omnibus Incentive Plan (“Plan”) from 10,725,000 to 11,725,000;

•	FOR Proposal No. 3, the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;

•	FOR Proposal No. 4, the approval, on an advisory basis, of the compensation paid to the Company’s named executive officers as disclosed in this Proxy Statement

FOR the option of "1 YEAR”, on an advisory basis, for the frequency of future advisory votes on executive compensation; and
•	In the discretion of the proxy holders regarding any other matters properly presented for a vote at the Annual Meeting or any adjournments or postponements of the Annual Meeting.
Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are a beneficial owner and you do not provide your broker, bank or other nominee that holds your shares with voting instructions, then your broker, bank or other nominee will determine if it has discretion to vote on each matter. Brokers do not have the discretion to vote on non-routine matters. Proposal No. 1 (Election of Directors), Proposal No. 2 (Increase of Shares Subject to Equity Incentive Plan), Proposal No. 4 (Advisory Vote on Executive Compensation), and Proposal No. 5 (Frequency of Advisory Votes on Executive Compensation) concern non-routine matters, while Proposal No. 3 (Ratification of Appointment of Independent Registered Public Accounting Firm) is a routine matter. As a result, if you do not provide voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee may not vote your shares with respect to Proposal No. 1, Proposal No.2, Proposal No. 4, or Proposal No. 5, which would result in a “broker non-vote,” but your broker, bank or other nominee may, in its discretion, vote your shares with respect to Proposal No. 3.
A record holder who executes a proxy may revoke it before or at the Annual Meeting by: (i) entering a new vote by Internet or telephone; (ii) attending the Annual Meeting and voting at that time; (iii) duly executing, dating and delivering a new proxy card with a later date; or (iv) delivering to our Chief Operating Officer a written notice of revocation of a previously delivered proxy, with such notice dated after the previously delivered proxy. Attending the Annual Meeting will not, in and of itself, constitute revocation of a proxy. Any written notice revoking a proxy should be delivered to CuriosityStream Inc., 8484 Georgia Ave., Suite 700, Silver Spring, MD 20910 (Email: tia.cudahy@curiositystream.com), Attention: Tia Cudahy, Chief Operating Officer. If your shares of Common Stock are held in a brokerage account, you must follow your broker’s instructions to revoke a proxy.
Abstentions and Broker Non-Votes
Broker non-votes occur when a nominee holding shares of voting securities for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instructions from the beneficial owner. Abstentions, withheld votes, and broker non-votes are included for the purpose of determining whether a quorum is present. Abstentions, withheld votes and broker non-votes do not affect the voting results with respect to Proposal No. 1 (Election of Directors), Proposal No. 3 (Ratification of Appointment of Independent Registered Public Accounting Firm), Proposal No. 4 (Advisory Vote on Executive Compensation), or Proposal No. 5 (Frequency of Advisory Votes on Executive Compensation) or any other items requiring the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.
Proxy Solicitation Costs
We are soliciting proxies for the Annual Meeting from our stockholders. We have hired MacKenzie Partners, Inc. to assist in the proxy solicitation process. We will pay to MacKenzie Partners, Inc. a fee of $7,500, plus disbursements. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding Common Stock for the benefit of others so that such brokerage houses, fiduciaries and custodians may forward the solicitation materials to such beneficial owners. We may reimburse persons representing beneficial owners of Common Stock for their expenses in forwarding solicitation materials to those beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone or personal solicitation by our directors, officers or other regular employees of the Company. No additional compensation will be paid to our directors, officers or other regular employees for these services.

Business; Adjournments
We do not expect that any matter other than the proposals presented in this Proxy Statement will be brought before the Annual Meeting. However, if other matters are properly presented at the Annual Meeting or in the event of any adjournments or postponements of the Annual Meeting, then the proxy holders will vote in their discretion with respect to those matters.
If a quorum is not present at the Annual Meeting, the Annual Meeting may be adjourned by the chairman of the meeting from time to time, until a quorum is present. Any business may be transacted at the adjourned meeting which might have been transacted at the meeting originally noticed. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. We do not currently intend to seek an adjournment of the Annual Meeting.

3

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND THESE PROXY MATERIALS
In 2020, the Company (formerly named Software Acquisition Group, Inc., a special purpose acquisition company) completed a business combination with Curiosity Inc. (referred to as Legacy CuriosityStream herein), pursuant to which Software Acquisition Group, Inc. changed its name to CuriosityStream Inc. and Legacy CuriosityStream became a wholly owned subsidiary of CuriosityStream Inc. Unless the context requires otherwise, the “Company,” “CuriosityStream,” “we,” “our,” and “us” refers to the registrant, CuriosityStream Inc. and its subsidiaries, including Legacy CuriosityStream.
Why am I receiving these materials?
The Proxy Statement is being sent to you in connection with the solicitation of proxies by the Board for use at the Annual Meeting. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting. The Notice containing instructions on how to access the Proxy Statement and Annual Report online will be sent to the Company’s stockholders on or about April 9, 2026.
When and where is the Annual Meeting?
The Annual Meeting will be held on May 20, 2026, unless postponed or adjourned to a later date. The Company will hold the Annual Meeting virtually and believes that hosting a virtual meeting will enable greater stockholder attendance and participation from any location around the world. All stockholders of the Company as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting.
What proposals will be voted on at the Annual Meeting?
The following proposals are scheduled to be voted on at the Annual Meeting:

•	The election of three Class III directors to hold office until the 2029 annual meeting of stockholders or until their respective successors are duly elected and qualified;

•	The approval of an increase to the number of shares subject to the CuriosityStream Inc. 2020 Omnibus Incentive Plan (“Plan”) from 10,725,000 to 11,725,000;

•	The ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for our fiscal year ending December 31, 2026;

•	The approval, on an advisory basis, of the compensation paid to the Company’s named executive officers as disclosed in this Proxy Statement (commonly referred to as “say on pay”);

•	The approval, on an advisory basis, of the frequency of holding an advisory vote on the compensation paid to our named executive officers; and
•	Any such other business that may properly come before the Annual Meeting or any adjournment thereof.
At the time this Proxy Statement was distributed, our management and Board were not aware of any other matters to be presented at the Annual Meeting.

How does the Board recommend that I vote?
The Board recommends that you vote:

•
FOR the election of each of the three directors nominated by the Board, and named in this Proxy Statement as Class III director, to serve until the 2029 annual meeting of stockholders or until their respective successors are duly elected and qualified;

•	FOR the approval of an increase to the number of shares subject to the CuriosityStream Inc. Omnibus Incentive Plan to 11,725,000;

•	FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026; and

•	FOR Proposal No. 4, the approval, on an advisory basis, of the compensation paid to the Company’s named executive officers as disclosed in this Proxy Statement; and
FOR the option of "1 YEAR”, on an advisory basis, for the frequency of future advisory votes on executive compensation.
Who is entitled to vote at the Annual Meeting?
Holders of Common Stock as of the close of business on March 27, 2026, our Record Date, are entitled to notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of our Common Stock held as of the Record Date. As of the Record Date, there were 59,287,600 shares of Common Stock outstanding and entitled to vote. Stockholders are not permitted to cumulate votes with respect to the election of directors.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Stockholder of Record: Shares Registered in Your Name. If, at the close of business on the Record Date, your shares were registered directly in your name with Continental Stock Transfer & Trust Company, our transfer agent, then you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote on your own behalf at the Annual Meeting.
Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If, at the close of business on the Record Date, your shares were held in a stock brokerage account or by a bank or other nominee on your behalf, then you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the voting instructions your broker, bank or other nominee provides. If you do not provide your broker, bank or other nominee with instructions on how to vote your shares, your broker, bank or other nominee may, in its discretion, vote your shares with respect to routine matters but may not vote your shares with respect to any non-routine matters. For additional information, see “What if I do not specify how my shares are to be voted?” below.
What do I need to do now?
After carefully reading and considering the information in this Proxy Statement, please vote electronically via the Internet by visiting www.proxyvote.com or by telephone at 1-800-690-6903, or if your shares are held in “street name,” by following the instructions provided by your bank or broker. If you requested a paper copy of the proxy card, you may also choose to complete, date, sign and promptly mail the proxy card in the envelope provided, which requires no postage if mailed in the United States.
Do I have to do anything in advance if I plan to attend the Annual Meeting?
The Annual Meeting will be a virtual audio meeting of stockholders, which will be conducted via a live audio webcast. You are entitled to participate in the Annual Meeting only if you were a holder of our Common Stock as of the close of business on the Record Date or if you hold a valid proxy for the Annual Meeting.
You will be able to attend the Annual Meeting and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/CURI2026. You also will be able to vote your shares electronically at the Annual Meeting.

To participate in the Annual Meeting, you will need the control number included on your Notice or proxy card. The live audio webcast will begin promptly at 11:00 a.m. Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 10:45 a.m. Eastern Time, and you should allow ample time for the check-in procedures.
How can I get help if I have trouble checking in or listening to the meeting online?
If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual stockholder meeting log-in page.
How do I vote and what are the voting deadlines?
Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you can vote in one of the following ways:

•
You may vote via the Internet. To vote via the Internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the control number from the proxy card when you vote. Your vote must be received by 11:59 p.m. Eastern Time on May 17, 2026, to be counted.

•
You may vote by telephone. To vote by telephone, dial 1-800-690-6903 and follow the recorded instructions. You will be asked to provide the control number from the proxy card. Your vote must be received by 11:59 p.m. Eastern Time on May 17, 2026, to be counted. If you vote by telephone, you do not need to return a proxy card by mail.

•
You may vote by mail. To vote by mail using the proxy card (if you requested paper copies of the proxy materials to be mailed to you), you need to complete, date and sign the proxy card and return it promptly by mail in the envelope provided so that it is received no later than May 17, 2026. The persons named in the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail.

•	You may vote at the Annual Meeting. To vote at the meeting, follow the instructions at www.virtualshareholdermeeting.com/CURI2026 (have your Notice or proxy card in hand when you visit the website).
Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are the beneficial owner of shares held of record by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee how to vote your shares. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee.
Can I change my vote or revoke my proxy?
Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you may revoke your proxy or change your proxy instructions at any time before your proxy is voted at the Annual Meeting by:

•	entering a new vote by Internet or telephone;

•	signing and returning a new proxy card with a later date;

•
delivering a written revocation to CuriosityStream Inc., 8484 Georgia Ave., Suite 700, Silver Spring, MD 20910 (Email: tia.cudahy@curiositystream.com), Attention: Tia Cudahy, Chief Operating Officer, by 11:59 p.m. Eastern Time on May 17, 2026; or

•	during the Annual Meeting, by following the instruction at www.virtualshareholdermeeting.com/CURI2026.
Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are the beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board. The persons named in the proxy have been designated as proxy holders by our Board. When a proxy is properly dated, executed and returned, the shares represented by the proxy will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.
What if I do not specify how my shares are to be voted?
Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted:

•
FOR the election of each of the three directors nominated by the Board, and named in this Proxy Statement as Class III director, to serve until the 2029 annual meeting of stockholders or until their respective successors are duly elected and qualified (Proposal No. 1);

•	FOR an increase of the number of shares subject to the CuriosityStream Inc. Equity Incentive Plan to 11,725,000 (Proposal No. 2);
•	FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026 (Proposal No. 3);

•	FOR the approval, on an advisory basis, of the compensation paid to the Company’s named executive officers as disclosed in this Proxy Statement (Proposal No. 4);

•	FOR the option of "1 YEAR”, on an advisory basis, for the frequency of future advisory votes on executive compensation; and
•	in the discretion of the named proxy holders regarding any other matters properly presented for a vote at the Annual Meeting.
Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are a beneficial owner and you do not provide your broker, bank or other nominee that holds your shares with voting instructions, then your broker, bank or other nominee will determine if it has discretion to vote on each matter. Brokers do not have the discretion to vote on non-routine matters. Proposal No. 1 (Election of Directors), Proposal No. 2 (Increase to Number of Shares Subject to the Plan), Proposal No. 4 (Advisory Vote on Executive Compensation) and Proposal No. 5 (Frequency of Advisory Votes on Executive Compensation) concern non-routine matters, while Proposal No. 3 (Ratification of Appointment of Independent Registered Public Accounting Firm) is a routine matter. As a result, if you do not provide voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee may not vote your shares with respect to Proposal No. 1, Proposal No. 2, Proposal No.4, or Proposal No. 5, which would result in a “broker non-vote,” but may, in its discretion, vote your shares with respect to Proposal No. 3. For additional information regarding broker non-votes, see “What are the effects of abstentions and broker non-votes?” below.
What are the effects of abstentions and broker non-votes?
An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present at the Annual Meeting. As a result, abstentions will be counted for the purpose of determining the presence or absence of a quorum.
A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the beneficial owner of the shares. Broker non-votes are counted for purposes of calculating whether a quorum is present at the Annual Meeting.

Abstentions and broker non-votes are not deemed a vote cast “FOR” or “AGAINST” a given proposal, and therefore, are not included in the tabulation of the voting results and do not affect the voting results with respect to Proposal No. 1 (Election of Directors), Proposal No. 3 (Ratification of Appointment of Independent Registered Public Accounting Firm), Proposal No. 4 (Advisory Vote on Executive Compensation), Proposal No. 5 (Frequency of Advisory Votes on Executive Compensation), or any other items requiring the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.
What is the quorum requirement?
A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our Bylaws and Delaware law. The presence (including by proxy) of one third (1/3) of all issued and outstanding shares of our Common Stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. As noted above, as of the Record Date, there were 59,287,600 shares of Common Stock outstanding and entitled to vote. This means that at least 19,236,073 shares of Common Stock must be represented at the Annual Meeting to have a quorum. If there is no quorum, a majority of the shares present at the Annual Meeting may adjourn the meeting to a later date. Abstentions and broker non-votes will be counted as present for the purpose of establishing a quorum.
How many votes are needed for approval of each proposal?

•
Proposal No. 1: The election of Class III directors requires the affirmative vote of a plurality of the votes cast by the stockholders present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved, provided a quorum is present. Accordingly, the two director nominees receiving the highest number of “FOR” votes will be elected. With respect to Proposal No. 1, you may vote “FOR” or “WITHHOLD” authority to vote for each of the director nominees. If you “WITHHOLD” authority to vote with respect to one or more director nominees, your vote will have no effect on the election of such nominees. Broker non-votes will have no effect on the election of the director nominees.

•
Proposal No. 2: An increase to the number of shares subject to the CuriosityStream Inc. 2020 Equity Incentive Plan requires the affirmative vote of a majority of the shares entitled to vote at a duly constituted meeting of shareholders of the Company.

•
Proposal No. 3: The ratification of the appointment of Grant Thornton LLP requires the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter at the Annual Meeting, provided a quorum is present. A majority of the votes cast means that the number of votes cast “FOR” a proposal exceeds the number of votes cast “AGAINST” that proposal. With respect to Proposal No. 3, you may vote “FOR,” “AGAINST” or “ABSTAIN” from voting. Abstentions will have no effect on the vote for the proposal.

•
Proposal No. 4: Approval of the advisory vote on executive compensation will require the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter at the Annual Meeting, provided a quorum is present. A majority of the votes cast means that the number of votes cast “FOR” a proposal exceeds the number of votes cast “AGAINST” that proposal. With respect to Proposal No. 4 and such other matters as may properly come before the Annual Meeting, you may vote “FOR,” “AGAINST” or “ABSTAIN” from voting. Broker non-votes and abstentions will have no effect on the vote for the proposal.

•
Proposal No. 5: Approval of the frequency of future advisory votes on executive compensation will require the affirmative vote of a plurality of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter at the Annual Meeting, provided a quorum is present. A plurality of the votes cast means that the number of votes cast “FOR” a proposal exceeds the number of votes cast “FOR” any of the other options presented under that proposal. With respect to Proposal No. 5, you may vote “1 YEAR,” “2 YEARS,” “3 YEARS” or “ABSTAIN” from voting. Broker non-votes and abstentions will have no effect on the vote for the proposal.

Who will count the votes?
Representatives of Broadridge Financial Solutions, Inc. will count the votes and serve as the independent inspector of election.

How are proxies solicited for the Annual Meeting and who is paying for such solicitation?
Our Board is soliciting proxies for use at the Annual Meeting by means of the proxy materials. We have hired MacKenzie Partners, Inc. to assist in the proxy solicitation process. We will pay to MacKenzie Partners, Inc. a fee of $7,500, plus disbursements capped at $1,500. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding our Common Stock for the benefit of others so that such brokerage houses, fiduciaries and custodians may forward the solicitation materials to such beneficial owners. We may reimburse persons representing beneficial owners of Common Stock for their expenses in forwarding solicitation materials to those beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone or personal solicitation by our directors, officers or other regular employees of the Company. No additional compensation will be paid to our directors, officers or other regular employees for these services.
If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for the telephone charges you may incur.
What should I do if I receive more than one set of voting materials?
Stockholders may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered under more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.
I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
We have adopted a procedure approved by the Securities and Exchange Commission (the “SEC”) called “householding.” Under this procedure, we will deliver only one copy of the Notice, and for those stockholders that received a paper copy of proxy materials in the mail, one copy of our Annual Report to stockholders and this Proxy Statement, to multiple stockholders who share the same address (if they appear to be members of the same family) unless we have received contrary instructions from an affected stockholder. Stockholders who participate in householding will continue to receive separate proxy cards if they received a paper copy of proxy materials in the mail. This procedure reduces our printing and mailing costs. Upon written or oral request, we will promptly deliver a separate copy of the proxy materials and Annual Report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s proxy materials and annual report, you may contact us as follows:
CuriosityStream Inc.
Attention: Tia Cudahy, Chief Operating Officer
8484 Georgia Ave., Suite 700
Silver Spring, MD 20910
Email: tia.cudahy@curiositystream.com
Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that will be filed within four business days of the Annual Meeting. If final voting results are not available to us at that time, we will file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amendment to the Form 8-K to publish the final results.

PROPOSAL NO. 1 - ELECTION OF CLASS III DIRECTORS
There are currently eight (8) directors on our Board, classified into three classes, with three directors in Class I, two directors in Class II and three directors in Class III, as set forth in the table below.

Class I Term Expiring in 2027	Class II Term Expiring in 2028	Class III Term Expiring in 2026

Andrew Hendricks	John Hendricks	Matthew Blank
Patrick Keeley	Clint Stinchcomb	Jonathan Huberman
Elizabeth Saravia		Mike Nikzad
The terms of office of the Class III directors, Matthew Blank, Jonathan Huberman and Mike Nikzad, will expire at the Annual Meeting. Upon the recommendation of our Nominating and Corporate Governance Committee, the Board has approved the nomination of the Class III directors, Matthew Blank, Jonathan Huberman and Mike Nikzad, for election at the Annual Meeting, each to serve for a term of three years expiring at our 2029 annual meeting of stockholders (or until such time as their respective successors are elected and qualified). Each nominee is currently a director of the Company and has consented to serve as a director, if elected. In the event of death or disqualification of any nominee or the refusal or inability of any nominee to serve as a director, proxies cast for that nominee may be voted with discretionary authority for a substitute or substitutes as shall be designated by the Board.
Vote Required for Approval
Nominees for election to the Board shall be elected by a plurality of the votes cast with respect to such director by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote for the election of directors, provided a quorum is present.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT
STOCKHOLDERS VOTE “FOR” ALL OF THE CLASS III DIRECTOR NOMINEES.
Nominees For Election at the Annual Meeting
Information regarding our director nominees, including their qualifications and principal occupations, as well as the key experience and qualifications that led the Board to conclude each nominee should serve as a director, is provided below.
Matthew Blank serves as a member of our Board and has held such position since August 2020. He previously served as a Senior Advisor at Raine Group through December 31, 2025. Mr. Blank served as Interim CEO of AMC Networks from September 2021 through September 2022. He also recently served, from January 1, 2018 to December 31, 2018, as an advisor to Showtime Networks Inc. (“Showtime”), a subsidiary of CBS Corporation (NYSE: CBS). Prior to that, in 2016 and 2017, he served as Chairman of Showtime, and from 1995 through 2015, he served as Chief Executive Officer of Showtime. From 1993 to 1995 he was President and Chief Operating Officer of Showtime and from 1988 to 1992 he served as Executive Vice President of Marketing, Creative Services, and Public Affairs. Prior to his service at Showtime, Mr. Blank served for over 12 years in various roles at Home Box Office, Inc., a premium television network, leaving HBO as its Senior Vice President of Consumer Marketing. Mr. Blank served on the board of directors of Geeknet, Inc. from 2010 to 2015. Mr. Blank served on the board of the National Cable Television Association from 1994 to 2017 and as a member of the board of directors of Madison Square Garden Entertainment Corp. (NYSE: MSGE) from November 2019 to September 2021. He also served as a member of the board of directors of the Cable Center until December 2022 and until January 2025 served as a member of the board of directors of Cumulus Media Inc. (NASDAQ: CMLS). Since October 2022, Mr. Blank has served as a member of the board of directors of AMC Networks and serves as a director of The Harlem Children’s Zone, The Manhattan Theater Club, and The Creative Coalition.
Mr. Blank has extensive corporate management experience in the media industry, as evidenced by his senior management positions at Showtime and HBO, which enables him to offer management and operational insight into a number of functional areas critical to the Company and allows him to bring a unique perspective to his service on our Board. For these reasons, we believe Mr. Blank is qualified to serve on our Board.

Jonathan Huberman serves as a member of our Board and has held such position since October 2020. He is one of two Sponsor Directors (defined below) serving the Board pursuant to the Investor Rights Agreement (defined below). Mr. Huberman served as SAQN’s Chairman, Chief Executive Officer and Chief Financial Officer from its inception until October 2020. He has over 25 years of high-tech business leadership experience. From 2017 to 2019 Mr. Huberman was Chief Executive Officer of Ooyala Global Inc. (“Ooyala”), a provider of media workflow automation, delivery and monetization solutions, which he and Mike Nikzad, SAQN’s Vice President of Acquisitions and a director of SAQN from November 2019 until October 2020, acquired from Telstra in 2018. Together with Mr. Nikzad, Mr. Huberman turned around an underperforming company and sold Ooyala’s three core business units to Invidi Technologies, Brightcove (NASDAQ: BCOV) and Dalet (EPA: DLT), major players in the same sector. Previously, Mr. Huberman served as the Chief Executive Officer of Syncplicity, a SaaS enterprise data management company, which he sourced and acquired from EMC and engineered an exit to Axway (EPA: AXW). Prior to this, from 2013 to 2015, Mr. Huberman was the Chief Executive Officer of Tiburon, an enterprise software company serving the public safety sector which he sold to Tritech Systems, and before that he was the Chief Executive Officer at Iomega Corporation (NYSE: IOM), a consumer and distributed enterprise storage solutions provider. After Iomega was acquired by EMC Corporation in 2008, Mr. Huberman served as President of the Consumer and Small Business Division of EMC. In addition to his experience leading turnarounds and exits at five technology companies, Mr. Huberman spent nine years as an investor for the Bass Family interests where he led investments in private and public companies. He also had senior roles leading the operations of the technology investments of the Gores Group and Skyview Capital. In the last five years he has served and continues to serve as a director of Aculon, Inc., a privately held provider of easy-to-apply nanotech surface-modification technologies, as well as Venture Corporation Limited (SGX: V03), a high-tech design and manufacture firm based in Singapore, and Otonomo Inc., a global vehicle data platform based in Israel. He has also served as CEO of Nogin since August 2023. Mr. Huberman holds a Bachelor of Arts in Computer Science from Princeton University and an MBA from The Wharton School at the University of Pennsylvania.
Mr. Huberman has extensive operational, management and investment experience in the software and technology industries. For these reasons, we believe Mr. Huberman is qualified to serve on our Board.
Mike Nikzad serves as a member of our Board and has held such position since October 2020. He is one of two Sponsor Directors serving the Board pursuant to the Investor Rights Agreement. Mr. Nikzad served as SAQN’s Vice President of Acquisitions since inception and as one of SAQN’s directors from its inception until October 2020. He has since held the same roles with Software Acquisition Group II, a special purpose acquisition company which merged with Otonomo (NASDAQ: OTMO) in October of 2021. He held the same role with Software Acquisition Group III which merged with Nogin in August 2022. He has over two decades of business leadership experience in software, technology and consumer electronics companies, where he has worked on numerous corporate turnarounds and exits. Mr. Nikzad was President and Chief Operating Officer at Ooyala, a media work flow automation, AdTech and online video delivery technology company, from 2017 until its sale in 2019. Prior to Ooyala, in the last five years Mr. Nikzad has held C-suite positions and led company operations at Syncplicity, a SaaS enterprise data management company and NewNet Communication Technologies, a leading telecommunications and secure payment solutions, as well as serving as an Operating Partner at SilverStream Capital. Prior to this, he also held management and executive positions in EMC Corp’s (NYSE: EMC) Consumer and Small Business division and at Iomega Corporation, a consumer and distributed enterprise storage solutions provider. Mr. Nikzad has a Bachelor of Science degree in Mechanical Engineering from Utah State University and has completed the Stanford GSB Strategic Marketing Management Program.
Mr. Nikzad has extensive operational and management experience in the software and telecommunications industries. For these reasons, we believe Mr. Nikzad is qualified to serve on our Board.

Directors and Executive Officers
Our current directors and management are listed below. Also set forth below are the biographies for all our current directors and executive officers other than the director nominees, which are set forth above.

Name	Age(1)	Position

Matthew Blank	75	Director
Jonathan Huberman	60	Director
Mike Nikzad	62	Director
Andrew Hendricks(2)	41	Director
John Hendricks	74	Chairman of the Board
Patrick Keeley	77	Director
Elizabeth Saravia(2)	43	Director
Clint Stinchcomb	59	President and Chief Executive Officer, Director
Tia Cudahy	62	Chief Operating Officer and Secretary
Brady Hayden	53	Chief Financial Officer and Treasurer
Rebecca Reed	56	General Counsel
John Vilade	55	Chief Commercial Officer

(1)	Ages are as of March 31, 2026.
(2)	John Hendricks, the chairman of our Board, is the father of Andrew Hendricks and Elizabeth Saravia, two of our directors. Other than as discussed above, there are no family relationships between or among any of our directors or executive officers.
Andrew Hendricks serves as a member of our Board and has held such position since January 2021. Mr. Hendricks is currently Vice President of Hendricks Investment Holdings LLC (HIH) and is responsible for exploring venture investments in advanced media, digital technologies, and hospitality. Mr. Hendricks is also President and CEO of Experius VR, a company he founded in 2015 to develop virtual and augmented reality media experiences. Through his leadership of Experius VR, Mr. Hendricks pioneered the use of 360-video for television commercial development in 2016 for several brands in a variety of industries. With Mr. Hendricks’s guidance, Experius VR became a leader in hyper-realism and photogrammetric environments leading to the company’s advancements in Volumetric Video and Spacial Interactivity, leading to production of the highly-rated “Nefertari’s Tomb: Journey to Eternity” and “Tutankhamun: Enter the Tomb” experiences. “Tutankhamun: Enter the Tomb” premiered at the Saatchi Gallery in London as part of the King Tutankhamun Exhibit and subsequently won the Advanced Imaging Society’s Lumiere Award for Best VR Education/Museum Experience. Mr. Hendricks is also a partial owner of Experius LLC, and the founder of Driven Experiences, a high-performance off-road driving school that works with automotive manufacturers providing advanced vehicle training, recovery, and safety. Mr. Hendricks attended the University of North Carolina, Chapel Hill.
Mr. Hendricks has extensive entrepreneurial experience in advanced media, including 360-video, augmented reality and immersive VR. For these reasons, we believe Mr. Hendricks is qualified to serve on our Board.
John Hendricks is the founder of Legacy CuriosityStream, served as the manager of Legacy CuriosityStream’s predecessor, CuriosityStream LLC, and has served as the Chairman of the board of directors of Legacy CuriosityStream since September 2018 and as Legacy CuriosityStream’s Chief Editorial Officer since October 2018. Prior to serving as the Chairman of the Board, Mr. Hendricks served as the chairman of Discovery Communications, the global media parent company of Discovery Channel, Animal Planet, TLC and Science, among many other television networks and ancillary businesses and brands, from inception to May 2014. Mr. Hendricks launched Discovery Channel in 1985 as the first cable network in the United States designed to provide high-quality documentary programming enabling people to explore their world and satisfy their curiosity. Mr. Hendricks holds a Bachelor of Arts degree in History and an Honorary Doctorate from the University of Alabama, Huntsville.
Mr. Hendricks has considerable knowledge of our industry and key industry relationships, along with access to capital and esteemed content creators and distributors. For these reasons, we believe Mr. Hendricks is qualified to serve on our Board.

Patrick Keeley serves as a member of our Board and has held such position since November 2018. Since May 2008, Mr. Keeley has been the Senior Managing Director of Investment Banking at Stifel, Nicolaus & Company, Incorporated (“Stifel”), and since January 2017, Mr. Keeley has also served as Vice Chairman - Investment Banking of Stifel. Mr. Keeley served as the Co-Head of Investment Banking at Stifel from May 2008 to January 2017. Prior to joining Stifel, Mr. Keeley held various positions at Friedman, Billings & Ramsey, including Managing Director, Co-Head of Investment Banking and Executive Vice President. Prior to joining Friedman, Billings & Ramsey, Mr. Keeley was a partner at the law firm Fulbright & Jaworski, where Mr. Keeley worked from 1977 to 1997. Mr. Keeley holds a Bachelor of Arts degree in Business Administration from Georgetown University and a Juris Doctor degree from Fordham University. Mr. Keeley was originally appointed to our Board pursuant to an agreement between us and Stifel.
Mr. Keeley has extensive insight, experience and expertise in finance. For this reason, we believe Mr. Keeley is qualified to serve on our Board.
Elizabeth Saravia serves as a member of our Board and has held such position since October 2018. Prior to serving on our Board, Ms. Saravia served as President of Curiosity Studios, the in-house production function of the Company, from June 2018 to October 2018. Prior to serving as the President of Curiosity Studios, Ms. Saravia served as the Company’s President and Chief Executive Officer from August 2013 to June 2018 and served as Vice President of Hendricks Investment Holdings, LLC from December 2012 to August 2013. Ms. Saravia currently serves as the president of Hendricks Factual Media. Since 2006, Ms. Saravia has served as Trustee of the John and Maureen Hendricks Charitable Foundation, a non-profit organization that has contributed over $35 million to a wide variety of causes, from basic social services to science research. Ms. Saravia holds a Bachelor of Arts degree in History from Princeton University.
As the executive responsible for taking Legacy CuriosityStream from incubation to launch, we believe Ms. Saravia is qualified to serve on our Board.
Clint Stinchcomb is the President and Chief Executive Officer of the Company and has served in this role since June 2018. Mr. Stinchcomb also serves as a member of our Board and has held such position since October 2018. Prior to serving as the President and Chief Executive Officer, Mr. Stinchcomb served as Legacy CuriosityStream’s Chief Distribution Officer from May 2017 to June 2018, and as the Chief Executive Officer and co-founder of Poker Central from March 2014 to October 2016. Mr. Stinchcomb has also served as the Founder and Managing Partner of Worldwide Media Group since September 2009. Prior to February 2009, Mr. Stinchcomb served as the Executive Vice President and General Manager of Discovery Communications’ Emerging Television Networks and as the Senior Vice President of Discovery’s New Media Operations and HDTV. Mr. Stinchcomb holds a Bachelor of Arts degree in History from Dartmouth College.
Mr. Stinchcomb has over 26 years of traditional and digital media experience and has played a critical role in the launches and successful growth of several television networks, content franchises and enthusiast brands. For these reasons, we believe Mr. Stinchcomb is qualified to serve on our Board.
Tia Cudahy is the Chief Operating Officer and Secretary of CuriosityStream Inc. and has served as the Chief Operating Officer from October 2013 through January 2016 and again since June 2018 to the present, and as the General Counsel from inception through May 2015 and again from May 2017 through December 31, 2024. Ms. Cudahy served as the Chief Strategy Officer from January 2016 to June 2018, and as Executive Vice President from inception to October 2013. Ms. Cudahy worked previously for National Public Radio and as a Deputy General Counsel for Discovery Communications. Previously, Ms. Cudahy sat on the Board of Directors of ISCA Inc, an agricultural biotech company focused on environmentally friendly methods of pest control, and she also sits on the Board of Directors of the Patrick & Anna M. Cudahy Fund, a not-for-profit foundation. Ms. Cudahy holds a Bachelor of Arts degree from Amherst College and a Juris Doctor degree from The University of Chicago law School.
P. Brady Hayden became the Company’s Chief Financial Officer effective May 31, 2024. Prior to that, Mr. Hayden was the Company’s Corporate Controller from June 2023. Prior to joining the Company, Mr. Hayden was Vice President of Finance and Chief Accounting Officer at Cyren, Ltd. (NASDAQ: CYRN) from May 2022 to February 2023. Prior to that, Mr. Hayden was Senior Manager of Technical Accounting at Spok Holdings, Inc. (NASDAQ: SPOK) from December 2020 to April 2022. Prior to that, Mr. Hayden was Manager of External Reporting at the U.S. Postal Service from December 2014 to December 2020. Prior to that, Mr. Hayden served over ten years in various finance, business development and operations roles at SBM Financial Group. Prior to that, Mr. Hayden was a Senior Risk Manager at FleetBoston Financial, and before that, a Manager in the financial services practice at Deloitte. Mr. Hayden has served on the Board of Directors at U.S. Postal Service Federal Credit Union since 2020. Mr. Hayden is a Certified Public Accountant and holds a Bachelor of Science from Lipscomb University and an M.B.A. from the Simon Graduate School at the University of Rochester.

Rebecca Reed is the General Counsel of CuriosityStream Inc. She served as Deputy General Counsel from January 2023 to January 1, 2025, and Vice President and Associate General Counsel from July 2021 to January 2023. Ms. Reed worked previously as the Vice President, Head of Business Affairs for the Public Broadcasting Service and before that she worked as a Vice President, Business Affairs and Programming Legal at Discovery Communications. Prior to that, Ms. Reed was an Associate at the law firm Davis Wright Tremaine. Ms. Reed holds a Bachelor of Arts from University of Michigan and a Juris Doctor degree from The George Washington University Law School.
John Vilade is Chief Commercial Officer of CuriosityStream, where he is focused on advancing the Company’s commercial strategy and accelerating revenue growth while strengthening its position as a differentiated global streaming platform. Mr. Vilade’s decades of experience across media, technology and business development include, most recently, serving as Chief Executive Officer of 6P Color, where he guided 6P’s product and commercial launch of next-generation color technology platforms. Prior to 6P, Mr. Vilade held senior leadership roles spanning broadcast, cable, streaming and digital media, including at NBCUniversal, Hulu, Discovery Communications, and Premion. Mr. Vilade holds bachelor’s and master’s degrees from Baylor University.

PROPOSAL NO. 2 - APPROVAL OF ISSUANCE OF ADDITIONAL SHARES TO EQUITY INCENTIVE PLAN
Overview
Upon the recommendation of the Compensation Committee, the Board has approved, subject to stockholder approval, an amendment to the CuriosityStream Inc. 2020 Omnibus Incentive Plan (the “Plan”) to increase the number of shares of Common Stock authorized for issuance under the Plan from 10,725,000 shares of Common Stock to 11,725,000 shares of Common Stock (the “Plan Increase Amendment”). The Plan Increase Amendment, if approved by our stockholders, would become effective as of the date of the Annual Meeting.
Purpose and Background
The primary goal of the amendment to the Plan is to provide us with a sufficient reserve of Common Stock to offer appropriate incentives to our employees. Our equity program is a key component of our strategy to attract, retain, reward and motivate eligible individuals by providing them with an opportunity to acquire or increase a proprietary interest in the Company and to incentivize them to expend maximum effort for the growth and success of the Company, so as to further align the interests of the eligible individuals with the stockholders of the Company. Accordingly, we strongly believe that amending the Plan is important to our future success.
As of March 27, 2026, there were (i) 26,986 shares of Common Stock underlying outstanding stock options granted pursuant to the Plan, (ii) 3,307,010 shares of Common Stock underlying outstanding restricted stock units granted pursuant to the Plan, and (iii) 198,075 shares of Common Stock available for future grants of equity awards pursuant to the Plan. Approval of this proposal will result in an additional 1,000,000 shares of Common Stock available for issuance under the Plan.
If our stockholders do not approve the amendment to the Plan, we may not have sufficient shares of Common Stock available for issuance under the Plan to fully execute our equity compensation program beyond 2026. We believe that such a lack of available equity would materially limit our ability to attract, retain and motivate individuals integral to achieving our business goals and objectives and place us at a competitive disadvantage.
We continue to believe that equity compensation is critical in motivating key employees and that it effectively aligns employee compensation with stockholder interests. The Plan is the sole available plan for granting discretionary equity compensation to our employees, board members and key contractors. If the amendment to the Plan is not approved and we are unable to grant equity compensation in the future, we may need to consider other compensation alternatives, such as increasing cash compensation.
We recognize that equity awards dilute existing stockholders. In reaching our conclusion as to the appropriate number of shares of Common Stock to seek to add to the Plan in this proposal, we reviewed, among other things, our burn rate. Burn rate measures how rapidly a company is depleting its shares reserved for equity compensation and is commonly used by investors and proxy advisory firms to evaluate proposals relating to equity compensation plans.
We believe that our burn rate of 6.9% in 2025 and 9.7% in 2024 is generally consistent with similarly sized companies in our industry. We calculate burn rate as shares reserved for issuance as a result of equity grants during the fiscal year divided by our shares outstanding as of the end of the applicable fiscal year on a fully diluted basis.
Summary of the Material Terms of the Plan
Purpose. The purpose of the Plan is to promote the interests of the Company and its stockholders by (i) attracting and retaining directors, executive officers, employees and consultants of outstanding ability; (ii) motivating such individuals by means of performance-related incentives to achieve the longer-range performance goals of the Company; and (iii) enabling such individuals to participate in the long-term growth and financial success of the Company.
Eligible Individuals. Employees, non-employee directors, and consultants of the Company and its subsidiaries will be eligible to participate in the Plan, as determined by the Compensation Committee. As of March 27, 2026, approximately 43 employees and officers, including our named executive officers, were eligible to participate in the Plan, as well as seven non-employee directors.

Administration. Unless otherwise determined by the Board, the Compensation Committee has the power and authority to administer the Plan. The Compensation Committee has the authority to (i) determine the type or types of awards to be granted to each participant; (ii) select the participants to whom awards may from time to time be granted; (iii) determine all matters and questions related to the termination of service of a participant with respect to any award granted to him or her; (iv) determine the number of awards to be granted and the number of shares to which an award will relate; (v) approve forms of agreement for use under the Plan; (vi) determine the terms and conditions of any awards; (vii) prescribe, amend and rescind rules and regulations relating to the Plan; (viii) determine whether, to what extent, and pursuant to what circumstances an award may be settled in, or the exercise or purchase price of an award may be paid in, cash, stock, other awards, or other property, or an award may be cancelled, forfeited or surrendered; (ix) suspend or accelerate the vesting of any award granted under the Plan or waive the forfeiture restrictions or any other restriction or limitation regarding any awards or the shares of stock relating thereto; (x) construe and interpret the terms of the Plan and awards granted pursuant to the Plan; and (xi) make all other decisions and determinations that may be required pursuant to the Plan or as it deems necessary or advisable to administer the Plan.
Awards. Awards under the Plan may be made in the form of performance awards, restricted stock, restricted stock units, stock options, which may be either incentive stock options or non-qualified stock options, stock appreciation rights, other stock-based awards and dividend equivalents. Awards are generally non-transferable.
Shares Subject to the Omnibus Incentive Plan. Subject to adjustment, as described below, a total number of 10,725,000 shares of Common Stock are authorized under the Plan. As of March 27, 2026, 198,075 shares of Common Stock remained available for grant under the Plan. The stockholders are now being asked to approve an additional 1,000,000 shares to become available for issuance under the Plan, such that the total amount of shares would be increased to 11,725,000 shares of Common Stock.
Shares issued under the Plan may be (a) authorized but unissued shares, or (b) reacquired shares. Any shares covered by an award, or portion of an award, granted under the Plan that are forfeited, cancelled, cash-settled, expired or otherwise terminated without the issuance of shares, shall again be available for the grant of an award under the Plan.
Award Limitations on Non-Employee Director Awards. The maximum number of shares subject to awards granted during a single compensation year (that is from one annual meeting of stockholders to the next annual meeting) to any non-employee director, taken together with any cash fees paid during the compensation year to the non-employee director, in respect of the director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), will not exceed $500,000 in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes).
Change in Capitalization or Other Corporate Event. If and to the extent necessary or appropriate to reflect any stock dividend, extraordinary dividend, stock split or share combination or any recapitalization, merger, consolidation, exchange of shares, spin-off, liquidation or dissolution of the Company or other similar transaction affecting our common stock, the Compensation Committee shall adjust the number of shares of common stock available for issuance under the Plan, and the number, class and exercise price or base price of any outstanding award, and/or make such substitution, revision or other provisions or take such other actions with respect to any outstanding award or the holder or holders thereof, in each case as it determines to be equitable.
Terms and Conditions of Options. An “incentive stock option” is an option that meets the requirements of Section 422 of the Code, and a “non-qualified stock option” is an option that does not meet those requirements. An option granted will be exercisable only to the extent that it is vested on the date of exercise. No option may be exercisable more than ten years from the grant date. In general, the exercise price per share under each option granted under the Plan may not be less than 100% of the fair market value of our common stock on the option grant date (or 110% of the fair market value in the case of an incentive stock option granted to an individual who, on the date of grant, owns or is deemed to own shares representing more than 10% of our voting stock). For so long as our common stock is listed on an established stock exchange, the fair market value of the common stock will be the closing price of our common stock on the exchange on which it is listed on the option grant date. If there is no closing price reported on the option grant date, the fair market value will be deemed equal to the closing price for the common stock on the last market trading day prior to the day of determination. The term of any option award may not be longer than ten years (or five years in the case of an incentive stock option granted to a 10% stockholder). The term of any SAR award may not be longer than ten years.

Terms and Conditions of Stock Appreciation Rights. A “stock appreciation right” (or a “SAR”) is the right to receive payment from the Company in cash and/or shares of common stock equal to the product of (i) the excess, if any, of the fair market value of one (1) share of our common stock on the exercise date over a specified price fixed by the Compensation Committee on the grant date (which price may not be less than the fair market value of a share of our common stock on the grant date), multiplied by (ii) a stated number of shares of common stock. A SAR will be exercisable only to the extent that it is vested on the date of exercise. No SAR may be exercisable more than ten years from the grant date. SARs may be granted to participants in tandem with options or on their own. Tandem SARs will generally have substantially similar terms and conditions as the options with which they are granted.
Terms and Conditions of Restricted Stock and Restricted Stock Units. “Restricted stock” is an award of Common Stock on which certain restrictions are imposed over specified periods that subject the shares to a substantial risk of forfeiture. A “restricted stock unit” is a unit, equivalent in value to a share of Common Stock, credited by means of a bookkeeping entry in our books to a participant’s account, which is settled in stock or cash upon vesting. Subject to the provisions of the Plan, the Compensation Committee will determine the terms and conditions of each award of restricted stock or restricted stock units, including the restriction period for the award, and the restrictions applicable to the award. Restricted stock and restricted stock units will vest based on a minimum period of service or the occurrence of events specified by the Compensation Committee.
Terms and Conditions of Performance Awards. A “performance award” is a contractual right to receive shares of our common stock or a U.S.-denominated amount of cash that is earned (in whole or in part) based on the achievement of specified performance goals. Vested performance awards may be settled in cash, stock or a combination of cash and stock, at the discretion of the Compensation Committee. Performance awards will vest based on the achievement of predetermined performance goals established by the Compensation Committee. Performance goals may be established on a Company-wide basis, with respect to one or more business units, divisions, subsidiaries or products or based on individual performance measures, and may be expressed in absolute terms or relative to other metrics including internal targets or budgets, past performance of the Company, the performance of one or more similarly situated companies, performance of an index, outstanding equity or other external measures. In the case of earning-based measures, performance goals may include comparisons relating to capital (including but limited to, the cost of capital), shareholders’ equity, shares outstanding, assets or net assets, or any combination thereof. Performance goals may also be subject to such other terms and conditions as the committee may determine appropriate. The committee may also adjust the performance goals for any performance cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Company; changes in applicable tax laws or accounting principles; other extraordinary events such as restructurings; discontinued operations; asset write-downs; significant litigation or claims, judgments or settlements; acquisitions or divestitures; reorganizations or changes in the corporate structure or capital structure of the Company; foreign exchange gains and losses; change in the fiscal year of the Company; business interruption events; unbudgeted capital expenditures; unrealized investment gains and losses; impairments, and/or such other factors as the committee may determine.
Other Stock-Based Awards. The Compensation Committee may make other equity-based or equity-related awards not otherwise described by the terms of the Plan.
Dividend Equivalents. A dividend equivalent is the right to receive payments in cash or in stock, based on dividends with respect to shares of stock. Dividend equivalents may be granted to participants in tandem with another award or on their own, but not in respect of stock options or SARs. In general, dividend equivalents will be paid to participants with respect to an award when the award becomes vested.
Termination of Employment. All of the terms relating to the exercise, cancellation or other disposition of any award upon a termination of employment or service with the Company of the participant, whether due to disability, death or under any circumstances may be determined by the Compensation Committee and described in each participant’s award agreement. Unless otherwise set forth in the applicable agreement, the following provisions will apply:

Termination for Cause; Post-Service Competitive Activity. If a participant’s employment or service terminates for cause or a participant breaches any restrictive covenants (such as a non-competition or non-solicitation agreement) following the participant’s termination of employment or service, all options and SARs, whether vested or unvested, and all other awards that are unvested or unexercisable or otherwise unpaid (or were unvested or unexercisable or unpaid at the time of occurrence of cause or such breach) will be immediately forfeited and cancelled. If the participant breaches the restrictive covenants following the termination, any portion of the participant’s awards that became vested after termination, and any shares or cash issued upon exercise or settlement of such awards, will be immediately forfeited, cancelled, and disgorged or paid to the Company together with all gains earned or accrued due to the sale of shares issued upon exercise or settlement of such awards.
Termination due to Death or Disability. If a participant’s employment or service terminates by reason of death or disability, all options and SARs (whether or not then otherwise exercisable) will become exercisable in full and may be exercised at any time prior to the earlier of (i) the one-year anniversary of the participant’s death or disability or (ii) the expiration of the term of the options or SARs; however, any in-the-money options and SARs that are still outstanding on the last day of their term will be automatically exercised on such date, and all other awards will immediately vest in full, and restricted stock units and performance awards that have not been settled or converted into shares prior to the participant’s death will immediately be settled in shares. Performance awards will vest and be paid based on target levels of performance.
Involuntary Termination Without Cause. If a participant’s employment or service is involuntarily terminated without cause, all options and SARs that are unvested will be immediately forfeited and cancelled, and all options and SARs that are vested will remain outstanding and exercisable until the earlier of (i) thirty (30) days after the termination date or (ii) the expiration of their term, all restricted stock or restricted stock units that are unvested will be immediately forfeited and cancelled, and provided that the participant signs a general release and waiver of claims in the form provided by the Company and does not exercise any rights to revoke such release, the participant will retain a pro-rated portion of any unvested performance awards granted earlier than one year prior to the termination date, and be earned based on the attainment of the applicable performance goals (and any performance awards that are not so earned will be forfeited and cancelled).
Termination for Any Other Reason. If a participant’s employment or service terminates for any reason other as set forth above, all options and SARs that are unvested will be immediately forfeited and cancelled, and all options and SARs that are vested will remain outstanding and exercisable until the earlier of (i) thirty (30) days after the termination date or (ii) the expiration of their term, and all other awards that are unvested or have not otherwise been earned shall be immediately forfeited and cancelled.
Change in Control. Unless otherwise provided in an award agreement, and other than with respect to certain performance awards (described in the next paragraph), no cancellation, acceleration or other payment will occur in connection with a change in control of the Company if the Compensation Committee reasonably determines in good faith, prior to the occurrence of the change in control, that the award will be honored or assumed, or new rights substituted therefor following the change in control, provided that any such alternative award must (i) give the participant rights and entitlements substantially equivalent to or better than the rights and terms applicable under the award immediately prior to the change in control, (ii) have terms such that if a participant’s employment is involuntarily or constructively terminated within the twenty-four (24) months following the change in control at a time when any portion of the alternative award is unvested, the unvested portion of the alternative award will immediately vest in full and the participant will receive either (1) a cash payment equal in value to the excess (if any) of the fair market value of the stock subject to the alternative award at the date of exercise or settlement over the price that the participant would be required to pay to exercise the alternative award or (2) an equal value of liquid shares or equity interests.
Unless otherwise provided in an award agreement, upon a change in control, then-outstanding performance awards will be modified to replace any performance goals with vesting solely based on the requirement of continued service through, as nearly as is practicable, the date(s) on which the satisfaction of the performance goals would have been measured if the change in control had not occurred or, if applicable, the later period of required service following such measurement date, with accelerated vesting if the participant’s employment is involuntarily or constructively terminated within the twenty-four (24) months following the change in control. The number of such alternative awards will be equal to (i) if less than 50% of the performance cycle has elapsed, the target number of performance awards, and (ii) if 50% or more of the performance cycle has elapsed, a number of awards based on actual performance through the date of the change in control if determinable, or the target, if not determinable.

Except as otherwise provided above or in an award agreement, upon a change in control: each vested and unvested option or SAR will be cancelled in exchange for a payment equal to the excess, if any, of the change in control price over the applicable exercise or base price, the vesting restrictions applicable to all other unvested awards (other than freestanding dividend equivalents and performance awards) will lapse, and such awards will be cancelled in exchange for a payment equal to the change in control price, the alternative performance awards will be cancelled in exchange for a payment equal to the change in control price, all other awards (other than freestanding dividend equivalents) that were vested prior to the change in control but that have not been settled or converted into shares prior to the change in control will be cancelled in exchange for a payment equal to the change in control price, and all freestanding dividend equivalents will be cancelled without payment therefor.
To the extent any portion of the change in control price is payable other than in cash and/or other than at the time of the change in control, the award holders will receive the same value in respect of their awards (less any applicable exercise or base price) as is received by the Company’s stockholders in respect of their shares. To the extent any portion of the change in control price is payable other than at the time of the change in control, the Compensation Committee will determine the time and form of payment to the award holders consistent with Section 409A of the Code and other applicable laws. Upon a change in control the Compensation Committee may cancel options and SARs for no consideration if the fair market value of the shares subject to such options or such SARs is less than or equal to their exercise or base price.
Forfeiture, Cancellation or “Clawback” of Awards. Awards (and gains earned or accrued in connection with awards) will be subject to such generally applicable policies as to forfeiture and recoupment as may be adopted by the Compensation Committee or the Board. Participants will also forfeit and disgorge to the Company any awards granted or vested and any gains earned or accrued due to the exercise of options or SARs or the sale of any shares of stock to the extent required by applicable law or as required by any stock exchange or quotation system on which the stock is listed or quoted.
Amendment or Termination of the Plan. The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Compensation Committee; however, without the approval by a majority of the shares entitled to vote at a duly constituted meeting of shareholders of the Company, no amendment or modification to the Plan may (i) except as otherwise expressly provided in the Plan, increase the number of shares subject to the Plan; (ii) modify the class of persons eligible for participation in the Plan; or (iii) materially modify the Plan in any other way that would require shareholder approval under applicable law or exchange listing requirements. Except as otherwise expressly provided in the Plan, neither the amendment, suspension or termination of the Plan shall, without the written consent of the holder of the award, materially adversely alter or impair any rights or obligations under any award theretofore granted. No award may be granted during any period of suspension nor after termination of the Plan, and in no event may any award be granted under the Plan after the expiration of ten years from the effective date of the plan.
Amendment of an Award. The Compensation Committee may at any time, and from time to time, amend the terms of any one or more existing award agreements; however, the rights of a participant under an award agreement may not be materially adversely impaired without the participant’s written consent.
Term. The Omnibus Incentive Plan is scheduled to expire on October 12, 2030, the ten year anniversary of its effective date, unless terminated earlier by the Compensation Committee.
U.S. Federal Income Tax Consequences
The following is a brief summary of the principal U.S. federal income tax consequences of transactions under the Omnibus Incentive Plan based on the Code, Treasury regulations issued under the Code (“Treasury Regulations”), judicial authority and administrative rulings and practice, all as of the date hereof and all of which are subject to change, possibly on a retroactive basis. This summary is not intended to be exhaustive, does not constitute tax advice and, among other things, does not describe state, local or foreign tax consequences.

Options
The Code provides that a participant receiving a non-qualified stock option generally does not realize taxable income upon the grant of the stock option. A participant does, however, realize compensation income taxed at ordinary income tax rates upon the exercise of a non-qualified stock option to the extent that the fair market value of the common stock on the date of exercise exceeds the stock option price. Subject to the deduction limitation under Section 162(m) of the Code (which disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1.0 million in any taxable year to certain “covered employees,” which term includes the named executive officers of the Company), the Company is generally entitled to a federal income tax deduction for compensation in an amount equal to the ordinary income so realized by the participant. The optionee’s tax basis in any shares received upon exercise of an option will be the fair market value of the shares on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the optionee) depending upon the length of time such shares were held by the optionee, and there will be no tax consequences to the Company.
The grant of an incentive stock option generally does not result in taxable income for U.S. federal income tax purposes to a participant. The exercise of an incentive stock option is eligible for favorable federal income tax treatment if certain requirements in the Code are satisfied. An incentive stock option must have an option price that is not less than the fair market value of the stock at the time the option is granted, and must be exercisable within ten years from the date of grant. At the time of exercise of an incentive stock option, no compensation income is realized by the optionee other than tax preference income for purposes of the federal alternative minimum tax on individual income. If the shares acquired on exercise of an incentive stock option are held for at least two years after grant of the option and one year after exercise, then any gain or loss upon subsequent sale of the common stock will be a long-term capital gain or loss. This assumes that the shares represent a capital asset in the participant’s hands. The statutory holding period lasts until the later of two years from the date the stock option is granted and one year from the date the common stock is transferred to the participant pursuant to the exercise of the stock option. If the employment and statutory holding period requirements are satisfied, the Company may not claim any federal income tax deduction upon either the exercise of the incentive stock option or the subsequent sale of the common stock received upon exercise. If these requirements are not satisfied (a “disqualifying disposition”), the amount of ordinary income taxable to the participant is the lesser of the fair market value of the common stock on the date of exercise minus the stock option price and the amount realized on disposition minus the stock option price. Any excess is either long-term or short-term capital gain, assuming the shares represent a capital asset in the participant’s hands. Subject to the deduction limitation under Section 162(m) of the Code, in the case of a disqualifying disposition, the Company would generally be entitled to a federal income tax deduction in an amount equal to the ordinary income realized by the participant.
Restricted Stock
A participant generally will not be taxed upon the grant of restricted stock, but rather will recognize ordinary income in an amount equal to the fair market value of the shares at the time the shares are no longer subject to a “substantial risk of forfeiture” (within the meaning of the Code). The Company generally will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income on account of the lapse of the restrictions. A participant’s tax basis in the shares will equal their fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Any cash dividends paid on the restricted stock before the restrictions lapse will be taxable to the participant as additional compensation (and not as dividend income). Alternatively, under Section 83(b) of the Code, an employee may elect to include in ordinary income, as compensation at the time restricted stock is first issued, the excess of the fair market value of the stock at the time of issuance over the amount paid, if any, by the employee. If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse, the participant will have a tax basis in the shares equal to their fair market value on the date of their award, and the participant’s holding period for capital gains purposes will begin at that time. An employee makes a Section 83(b) election by filing the election with the IRS no later than thirty (30) days after the restricted stock is transferred to the employee. If a Section 83(b) election is properly made, the employee will not be entitled to any loss deduction if the shares with respect to which a Section 83(b) election was made are later forfeited. The Company generally will be entitled to a tax deduction at the time when, and to the extent that, ordinary income is recognized by such participant.

Stock Appreciation Rights and Other Awards
Generally, an employee will not recognize any taxable income upon the grant of stock appreciation rights, restricted stock units, performance shares, or other stock or cash based award. At the time the employee receives the payment for the stock appreciation right, restricted stock units, performance shares, or other stock or cash based award, the fair market value of shares of common stock or the amount of any cash received in payment for such awards generally is taxable to the employee as ordinary income, taxable as compensation.
Subject to the deduction limitation under Section 162(m) of the Code, the Company or one of its subsidiaries will generally be entitled to a deduction for U.S. federal income tax purposes at the same time and in the same amount that an employee recognizes ordinary income from awards under the Omnibus Incentive Plan.
New Plan Benefits
If the proposed amendment is approved by our stockholders, there will be 1,000,000 additional shares available for awards. The benefits to be received by grantees in the normal course under the Plan cannot be determined at this time because grants under the Plan are made at the discretion of the Compensation Committee. Mr. Stinchcomb’s employment agreement provides for certain grants to be made to him upon the approval by our Board and stockholders of aggregate increases to the share reserve under the Plan of 3,000,000 shares during the term of his employment agreement. Please refer to Compensation of Officers – Clint Stinchcomb for additional details of this potential future grant.
Please refer to a description of the grants made to the named executive officers in the last fiscal year described in the Equity Grants to Executive Officers section.
Equity Compensation Plan Table
The following table sets forth information regarding our equity compensation plans at December 31, 2025:

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	26,986 (Stock Options) + 3,427,855 (Restricted Stock Units)	$5.00 (Weighted-Average Exercise Price for Options)	734,814
Equity compensation plans not approved by security holders	None	N/A	N/A
Total	3,454,841	$5.00 (for options only)	734,814

Registration with the SEC
The Company intends to file with the SEC a registration statement on Form S-8 covering the new shares reserved for issuance under the Plan in Q2 2026.
Vote Required for Approval
Pursuant to the terms of the Plan, the Plan Increase Amendment must be approved by holders of a majority of the shares of Common Stock entitled to vote at a duly constituted meeting of shareholders of the Company.
Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 2,
TO APPROVE AN INCREASE IN THE NUMBER OF SHARES UNDER THE 2020 OMNIBUS INCENTIVE PLAN FROM 10,725,000 SHARES OF COMMON STOCK TO 11,725,000 SHARES OF COMMON STOCK.

PROPOSAL NO. 3 - RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ratification of Appointment of the Independent Registered Public Accounting Firm
Subject to stockholder ratification, the Audit Committee of the Board has appointed the firm of Grant Thornton LLP (“Grant Thornton” or “GT”) as the Company’s independent registered public accounting firm for our fiscal year ending December 31, 2026. Although ratification is not required by law, our Board believes that stockholders should be given the opportunity to express their view on the subject. While not binding on the Audit Committee, if the stockholders do not ratify this appointment, the appointment will be reconsidered by the Audit Committee. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders. A representative of Grant Thornton is expected to participate in the Annual Meeting, and this representative will be provided with an opportunity to make a statement, if he or she desires, and will be available to respond to appropriate questions of stockholders, if any.
Change in Independent Registered Public Accounting Firm in 2024
Ernst & Young LLP (“EY”) served as our independent registered public accounting firm from 2019 until March 2024. On March 27, 2024, EY informed the Company that it had declined to stand for re-election as the Company’s registered public accounting firm for the audit of the fiscal year ended December 31, 2024. EY’s report on the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2023, did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.
During the fiscal year ended December 31, 2023, and the subsequent interim period through March 27, 2024, there were: (i) no “disagreements” within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to EY’s satisfaction, would have caused EY to make reference to them in its reports; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K. In addition, during the fiscal years ended December 31, 2023, and the subsequent interim period through March 27, 2024, neither the Company nor anyone on its behalf consulted Grant Thornton regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a “disagreement” within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.
Vote Required for Approval
The affirmative vote of a majority of the votes cast by the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of Grant Thornton as the Company’s independent registered public accounting firm. Abstentions will have no effect on the vote for this proposal.
Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 3,
TO RATIFY THE APPOINTMENT OF GRANT THORNTON AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

Fees Paid to Independent Registered Public Accounting Firm
The following table provides information regarding the fees paid to GT during the fiscal years ended December 31, 2025, and 2024:

	December 31,
	2025	2024

Audit fees(1)	$619,626	$339,200

(1)
Audit fees consist of fees and expenses billed for professional services rendered for the audit of our consolidated financial statements, reviews of interim financial information and services that only the Company’s independent registered public accounting firm can reasonably provide, such as services associated with SEC registration statements or other documents issued in connection with securities offerings (including consents and comfort letters).

Audit Committee Pre-Approval Policies and Procedures
The Audit Committee maintains policies and procedures for the pre-approval of work performed by the independent auditors and, pursuant to the Audit Committee charter, all auditor engagements must be approved in advance by the Audit Committee. All of the services provided to the Company by GT during fiscal year 2025 were pre-approved by the Audit Committee.

PROPOSAL NO. 4 - ADVISORY VOTE ON EXECUTIVE COMPENSATION
Approval, on an advisory basis, of the compensation paid to the Company’s named executive officers as disclosed in this Proxy Statement
At the Annual Meeting, the Company will conduct a stockholder vote on an advisory resolution to approve executive compensation, commonly referred to as a “Say-on-Pay” vote.
The Board encourages stockholders, in deciding whether to vote in favor of the advisory resolution below, to review the compensation-related elements of this Proxy Statement, including those in the Proxy Statement Summary and the tables and related narrative in the Executive Compensation section, for details regarding the Company’s executive compensation program and 2025 compensation of the Company’s Named Executive Officers.
The Board believes that the executive compensation program aligns the compensation of the Company’s executive management with the long-term interests of stockholders. To align these interests, the Company compensates executive management with time-based and performance-based restricted stock and also ties a significant portion of executive cash compensation to performance-based metrics that drive stockholder value.
RESOLVED, that the stockholders of CuriosityStream Inc. (the Company”) approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed in the Company’s Proxy Statement for its 2026 Annual Meeting.
This advisory vote is non-binding. Although non-binding, the Compensation Committee and the Board will review the results of the vote and take them into account in future determinations concerning our executive compensation program. The Board recommends that stockholders vote FOR the resolution set forth in Proposal 4.
Vote Required for Approval
The affirmative vote of a majority of the votes cast by the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve Proposal No. 4. Abstentions and broker non-votes will not be considered votes cast and will have no effect on the outcome of this proposal. The vote will be given due regard by, but will not be binding on, the Board.
Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 4, TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

PROPOSAL NO. 5 - Advisory Vote of Frequency of Future Advisory Say-on-Pay Votes
Option of "1 YEAR”, on an advisory basis, for the frequency of future advisory votes on executive compensation
At the Annual Meeting, as required by Section 14A of the Exchange Act, stockholders will have the opportunity to cast an advisory vote on the frequency of advisory votes of the stockholders on the Company’s executive compensation. This proposal is typically known as a “Say-on-Frequency” vote. Stockholders will have the option of voting in favor of future Say-on-Pay votes being held every year, every two years, or every three years. SEC rules require us to hold this advisory vote every six years; therefore, we anticipate that the next Say-on-Frequency vote will not occur until 2032.
The Compensation Committee and the Board recognize the importance of receiving regular input from the Company’s stockholders on important issues such as executive compensation. The Compensation Committee, which oversees the Company’s executive compensation program, recognizes the value of the opinions that will be expressed by stockholders in these Say-on-Pay votes. The Compensation Committee will consider the outcome of these votes in making future decisions on executive compensation. The Board also believes an annual advisory stockholder vote promotes corporate transparency and accountability.
We are asking stockholders to vote on whether future advisory votes on executive compensation (such as that addressed in Proposal No. 4 above) should occur every one year, every two years, or every three years.
Vote Required for Approval
Stockholders have the choice of voting for advisory Say-on-Pay votes to occur once every one, two, or three years, or abstaining from the vote. The choice receiving the highest number of advisory votes will be considered approved by the shares of common stock present in person or represented by proxy and entitled to vote. Abstentions and broker non-votes will not be considered votes cast and will have no effect on the outcome of this proposal. The vote will be given due regard by, but will not be binding on, the Board.
Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF AN ADVISORY SAY-ON-PAY VOTE EVERY “1 YEAR”.

CORPORATE GOVERNANCE AND BOARD MATTERS
Our business affairs are managed under the direction of our Board. Our Board consists of eight (8) directors. The number of directors is fixed by our Board, subject to the terms of our Second Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws (our “Bylaws”). When considering whether directors have the experience, qualifications, attributes or skills, taken as a whole, to enable our board of directors to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focuses primarily on each person’s background and experience, as reflected in the information discussed in each of the directors’ individual biographies set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business.
Our Board is classified into three classes, each comprising as nearly as possible one-third of the directors to serve three-year terms. As Class I directors, each of Andrew Hendricks, Patrick Keeley and Elizabeth Saravia will serve until our 2027 annual meeting; as Class II directors, each of John Hendricks and Clint Stinchcomb will serve until our 2028 annual meeting, and as Class III directors, each of Matthew Blank, Jonathan Huberman and Mike Nikzad will serve until our 2026 Annual Meeting, or in each case until their respective successors are duly elected and qualified, or until their earlier resignation, removal or death.
Concurrently with the closing of its business combination in 2020, the Company entered into an Investor Rights Agreement with Legacy CuriosityStream, Software Acquisition Holdings LLC, a Delaware limited liability company and the Company’s former sponsor (the “Sponsor”), HFM and officers and directors of Legacy CuriosityStream. Under the Investor Rights Agreement, the Company agreed to nominate two individuals designated by the Sponsor for election as members of the Board (each a “Sponsor Director”) if, at such time, the Board does not contain a Sponsor Director and the Sponsor and its affiliates (the “Sponsor Entities”) together continue to beneficially own at least 50% of the shares of Common Stock beneficially owned by the Sponsor Entities as of the effective time of the business combination. Further, under the Investor Rights Agreement, HFM and the officers and directors of Legacy CuriosityStream must vote in favor of, or otherwise consent to, the election or appointment of a Sponsor Director at any meeting of the stockholders under the terms set forth above.
If the Sponsor does not elect to nominate two Sponsor Directors, the Company must permit the Sponsor to select one non-voting observer to participate in any Board meeting (including any committee thereof), for so long as the Sponsor Entities continue to beneficially own at least 50% of the shares of Common Stock beneficially owned by the Sponsor Entities as of the effective time of the business combination. Once the Sponsor Entities collectively own less than 50% of the shares of Common Stock beneficially owned by the Sponsor Entities as of the effective time of the business combination, these board designation rights terminate; provided, however that the Company may not take any action to remove or replace any Sponsor Director from the Board until the normally scheduled expiration of such Sponsor Director’s term. Jonathan Huberman and Mike Nikzad were both originally nominated and appointed to the Board in connection with the Investor Rights Agreement.
In the case of a vacancy on the Board created by the death, disability, disqualification, removal or resignation of a Sponsor Director, the Company must notify the Sponsor of such vacancy and nominate an individual timely designated by the Sponsor for election to fill the vacancy, provided that such nomination would not constitute a breach of the Board’s fiduciary duties or applicable law.
Director Independence
Pursuant to the listing standards of The Nasdaq Capital Market (“NASDAQ”), we are required to have a board of directors comprised of a majority of independent directors. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of our Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.
Our Board has determined that each of Matthew Blank, Andrew Hendricks, John Hendricks, Jonathan Huberman, Patrick Keeley, Mike Nikzad and Elizabeth Saravia is independent within the meaning of Rule 5605(a)(2) of the NASDAQ Listing Rules. In making that determination, the Board considered (i) John Hendricks’ interest in the Company, (ii) the family relationships between John Hendricks, Andrew Hendricks and Elizabeth Saravia, (iii) Jonathan Huberman’s, Mike Nikzad’s and Elizabeth Saravia’s past employment with Software Acquisition Group, Inc. (“SAQN”) and Legacy CuriosityStream, respectively, (iv) Patrick Keeley’s employment with Stifel, and (v) Andrew Hendricks’ ownership of Experius LLC. In addition, we are subject to the rules of the SEC and the NASDAQ relating to the membership, qualifications, and operations of the Audit Committee, as discussed below.

Board Leadership Structure and Role in Risk Oversight
Our Board recognizes that the leadership structure and combination or separation of the Chief Executive Officer and Chair of the Board roles is driven by our needs at any point in time. As a result, no policy exists requiring combination or separation of these leadership roles and our governing documents do not mandate a particular structure. This has allowed our Board the flexibility to establish the most appropriate structure for us at any given time.
Our Board oversees the risk management activities designed and implemented by our management. Our Board executes its oversight responsibility both directly and through its committees. Our Board also considers specific risk topics, including risks associated with our strategic initiatives, business plans and capital structure. Our management, including our executive officers, is primarily responsible for managing the risks associated with the operation and business of the Company. Our president and chief executive officer and other executive officers will regularly report to the non-executive directors and the Audit, Compensation and Nominating and Corporate Governance Committees to ensure effective and efficient oversight of our activities and to assist in proper risk management and the ongoing evaluation of management controls. Our Board committees also consider risk as they perform their respective committee responsibilities and report to the Board as appropriate, including when a matter rises to the level of a material or enterprise risk. We believe that the leadership structure of our Board provides appropriate risk oversight of our activities.
Board Diversity
The following tables set forth the diversity of our Board:

Board Diversity Matrix (as of April 15, 2026)
Total Number of Directors	8

Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose

Directors	1	4	—	3

Part II: Demographic Background

White	1	4	—	3
LGBTQ+	—	—	—	8

Board Diversity Matrix (as of April 15, 2025)
Total Number of Directors	8

Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose

Directors	1	4	—	3

Part II: Demographic Background

White	1	4	—	3
LGBTQ+	—	—	—	8
Meetings and Committees of the Board
Our Board directs the management of our business and affairs, as provided by Delaware law, and conducts its business through meetings of the Board and its standing committees. The standing committees of our Board consist of an audit committee, a compensation committee and a nominating and corporate governance committee. Our Board may from time to time establish other committees.
The Board met ten times during the fiscal year ended December 31, 2025. The Audit Committee met four times during the fiscal year ended December 31, 2025. The Compensation Committee met five times during the fiscal year ended December 31, 2025. The Nominating and Corporate Governance Committee met one time during the fiscal year ended December 31, 2025.

We expect our directors to attend all board meetings and any meetings of committees of which they are members and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. No director attended less than 75 percent of the total number of meetings of the Board and the Board committees of which the director was a member during 2025. Although we do not have any formal policy regarding director attendance at stockholder meetings, we attempt to schedule meetings so that all directors can attend. Each of our directors attended last year’s annual meeting of stockholders.
Audit Committee
Our Audit Committee consists of Jonathan Huberman, who serves as the committee’s chairperson, Patrick Keeley and Mike Nikzad. Each member of the Audit Committee qualifies as an independent director under the NASDAQ corporate governance standards and the independence requirements of Rule 10A-3 under the Exchange Act. Each member of the Audit Committee qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K and possesses financial sophistication, as defined under the rules of the NASDAQ.
The purpose of the Audit Committee is to prepare the audit committee reports required by the SEC to be included in our proxy statements and to assist our Board in overseeing and monitoring (1) the quality and integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent registered public accounting firm’s qualifications and independence, (4) the performance of our internal audit function and (5) the appointment, retention, compensation and performance of our independent registered public accounting firm.
The written charter for the Audit Committee is available on our website at https://investors.curiositystream.com/.
Compensation Committee
Our Compensation Committee consists of Patrick Keeley, who serves as the committee’s chairperson, Andrew Hendricks, Jonathan Huberman and Elizabeth Saravia. Each member of the Compensation Committee qualifies as an independent director under the NASDAQ corporate governance standards.
The purpose of the Compensation Committee is to assist our Board in discharging its responsibilities relating to (1) setting our compensation program and compensation of our executive officers and directors, (2) monitoring our incentive and equity-based compensation plans and (3) preparing the compensation committee reports required to be included in our proxy statements under the rules and regulations of the SEC once we are no longer considered a smaller reporting company for SEC reporting purposes.
The written charter for the Compensation Committee is available on our website at https://investors.curiositystream.com/.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee consists of Matthew Blank, who serves as the committee’s chairperson, Andrew Hendricks, Mike Nikzad and Elizabeth Saravia. Pursuant to NASDAQ listing standards, we are required to have a nominating and corporate governance committee composed entirely of independent directors. Each member of the Nominating and Corporate Governance Committee qualifies as an independent director under the NASDAQ corporate governance standards.
The purpose of our Nominating and Corporate Governance Committee is to assist our Board in discharging its responsibilities relating to (1) identifying individuals qualified to become new Board members, consistent with criteria approved by the Board, (2) reviewing the qualifications of incumbent directors to determine whether to recommend them for reelection and selecting, or recommending that the Board select, the director nominees for the next annual meeting of stockholders, (3) identifying Board members qualified to fill vacancies on any Board committee and recommending that the Board appoint the identified member or members to the applicable committee, (4) reviewing and recommending to the Board corporate governance principles applicable to us, (5) overseeing the evaluation of the Board and management and (6) handling such other matters that are specifically delegated to the committee by the Board from time to time. One of the criteria for selecting director nominees is diversity. In considering diversity, the Nominating and Corporate Governance Committee may consider such factors as differences of viewpoint, professional experience, international experience, education, skill, and other individual qualities and attributes that contribute to board heterogeneity, including characteristics such as race, gender, and national origin.
The written charter for the Nominating and Corporate Governance Committee is available on our website at https://investors.curiositystream.com/.

Family Relationships
John Hendricks, the chairman of our Board, is the father of Andrew Hendricks and Elizabeth Saravia, two of our directors. Other than discussed above, there are no family relationships between or among any of our directors or executive officers.
Insider Trading Policy and Hedging Policy
We have adopted an Insider Trading Policy that sets forth restrictions on trading in our securities and prohibits all of our directors, officers and certain employees, as well as any other person having access or potential access to material information, from entering into any purchases, sales, giving away or otherwise trading the Company’s securities while in possession of material nonpublic information about the Company or providing that information to others outside the Company, entering into hedging or monetization transactions or similar arrangements with respect to the Company’s securities; short sales; and puts, calls or other derivative securities on the Company’s securities, unless advance approval is obtained from the Company’s General Counsel or Secretary.
Additionally, a director, officer, or certain employee may not hold Company securities in a margin account or pledge Company securities as collateral for a loan, unless advance approval is obtained from the Company’s General Counsel or Secretary. This policy also applies to the foregoing persons’ family members and friends. This policy was adopted to promote compliance with federal securities laws and applicable NASDAQ requirements. Our Insider Trading Policy allows for purchases or sales of Company securities made in compliance with a written plan that meets the requirements of Rule 10b5-1 of the Exchange Act and sets forth the applicable trading window periods where directors and designated employees are able to trade in the Company’s securities.
Code of Ethics and Business Conduct
We have adopted a code of business conduct that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer, which is available on our website at https://investors.curiositystream.com/. Our code of business conduct is a “code of ethics,” as defined in Item 406(b) of Regulation S-K. We expect to make any legally required disclosures regarding amendments to, or waivers of, provisions of our code of ethics on our website.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who beneficially own more than 10% of a registered class of the Company’s equity securities (“insiders”) to file reports with the SEC regarding their pecuniary interest in the Company’s equity securities and any changes thereto, and to furnish copies of these reports to the Company. Based solely on our review of the insiders’ forms filed with the SEC and representations made by the directors and executive officers, no insider failed to file on a timely basis a Section 16(a) report during 2025.
Consideration and Determination of Executive and Director Compensation
Our Compensation Committee’s responsibilities include, among other things, establishing our general compensation philosophy (and, in consultation with senior management, overseeing the development and implementation of our compensation programs), reviewing and approving annually the corporate goals and objectives applicable to the compensation of our Chief Executive Officer, reviewing and approving or making recommendations to the Board regarding the compensation of all other executive officers, and reviewing all director compensation and benefits for service on the Board and Board committees, as well as recommending any changes to the Board as necessary. To assist with the execution of its duties and responsibilities, the Compensation Committee has the authority, in its sole discretion, to select, retain and obtain the advice of a compensation consultant, as necessary.
From time to time, we retain Willis Towers Watson, a leading global advisory firm, as our compensation consultant to review and advise with respect to the compensation structure of the Company and executive compensation matters. We also may retain external legal counsel for employment and compensation matters. Willis Towers Watson has provided the Compensation Committee with market information that the Compensation Committee used when determining whether our executive and director compensation is competitive, commensurate, and consistent with market trends for comparable companies. The Compensation Committee is not required to implement, or act consistently with, the advice or recommendations of its compensation consultant or external counsel.

Our Compensation Committee considered, among other things, the factors enumerated by the SEC and NASDAQ for evaluating whether Willis Towers Watson and our external legal counsel were independent and concluded that both were independent and that no conflict of interest existed.
Compensation Committee Interlocks and Insider Participation
Our Compensation Committee consists of Patrick Keeley, who serves as the committee’s chairperson, Andrew Hendricks, Jonathan Huberman and Elizabeth Saravia. Other than as set forth below, no person who served on the Compensation Committee in the Company’s last completed fiscal year was at any time during fiscal year 2025, or at any other time, one of our officers or employees. Elizabeth Saravia served as President of Curiosity Studios, the in-house production function of Legacy CuriosityStream, from June 2018 to October 2018. Prior to serving as the President of Curiosity Studios, Ms. Saravia served as Legacy CuriosityStream’s President and Chief Executive Officer from August 2013 to June 2018. Jonathan Huberman served as SAQN’s Chairman, Chief Executive Officer and Chief Financial Officer from its inception until October 2020. None of our executive officers has served as a director or member of a compensation committee (or other committee serving an equivalent function) of any entity, one of whose executive officers served as a director of our Board or member of our Compensation Committee.
In addition, since our last fiscal year, members of our Compensation Committee, including any members of their immediate families or persons sharing their households, had direct or indirect material interests in the transactions or currently proposed transactions set forth in “Certain Relationships and Related Party Transactions.”
Stockholder Communications with the Board
Interested parties wishing to communicate with our non-management directors may do so by writing to the Board and mailing or emailing the correspondence to CuriosityStream Inc., 8484 Georgia Ave., Suite 700, Silver Spring, MD 20910 (Email: tia.cudahy@curiositystream.com), Attention: Tia Cudahy, Chief Operating Officer. Our Chief Operating Officer, in consultation with appropriate members of our Board, as necessary, will review all incoming communications and, if appropriate, all such communications will be forwarded to the appropriate member or members of our Board.

EXECUTIVE COMPENSATION
The following disclosure concerns the compensation of the Company’s named executive officers for the fiscal years ended December 31, 2025, and December 31, 2024.
Summary Compensation Table
The following summary compensation table covers the compensation for the Company’s named executive officers for the fiscal years ended December 31, 2025, and 2024.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Nonequity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)

Clint Stinchcomb, President and Chief Executive Officer	2025	717,081	—	9,468,000	—	2,400,000	18,807	12,603,888
	2024	677,014	—	4,136,100	—	782,128	13,200	5,608,442
P. Brady Hayden, Chief Financial Officer(4)	2025	240,000	—	284,725	—	180,000	10,000	714,725
	2024	203,750	—	356,175	—	92,744	8,150	660,819
Peter Westley, Chief Financial Officer(5)	2024	129,167	—	—	—	—	39,494	168,661
Tia Cudahy, General Counsel, Chief Operating Officer and Secretary(6)	2025	310,000	—	3,577,500	—	465,000	14,400	4,366,900
	2024	310,000	—	614,963	—	175,667	12,400	1,113,030
Becky Reed, General Counsel(7)	2025	240,000	—	610,125	—	90,000	8,750	948,875

(1)
The amounts reported in this column were calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 - Stock Compensation. For more information concerning the assumptions used, see Note 8 to our consolidated financial statements included in “Item 8. Financial Statements and Supplementary Data” in our 2025 Annual Report. The fair value of restricted stock is determined from various inputs, including but not limited to the closing price of Common Stock on the grant date.

(2)	The amounts reported in this column represent the bonus paid to named executive officers for the year indicated, which is tied to the achievement of certain performance measures of the Company.
(3)	2025 amounts for Ms. Reed and Mr. Hayden include Company contributions to the CuriosityStream 401(k) plan; For Mr. Stinchcomb, the amount includes $12,805 for contributions to the 401(k), $2,000 in contributions to a health savings account and $4,002 for other healthcare services; For Ms. Cudahy, the amount includes $12,400 in contributions to the 401(k) and $2,000 in contributions to a health savings account. 2024 amounts for Mr. Stinchcomb, Ms. Cudahy and Mr. Hayden reflect Company contributions to the CuriosityStream 401(k); For Mr. Westley, amount includes $5,167 for contributions to the 401(k), $16,933 for travel expenses and $17,394 in housing.
(4)	Brady Hayden was the Company’s Corporate Controller until May 31, 2024, when he became Chief Financial Officer.
(5)	Peter Westley resigned his position as Chief Financial Officer effective May 31, 2024.
(6)	Tia Cudahy stepped down as General Counsel effective December 31, 2024, but continued as Chief Operating Officer.
(7)	Becky Reed became General Counsel effective January 1, 2025.
Compensation of Officers
Overview
The Company’s policies and philosophies with respect to its executive compensation program are designed to:

•
attract, retain and motivate senior management leaders who are capable of advancing the Company’s mission and strategy and ultimately, creating and maintaining our long-term equity value. Such leaders must engage in a collaborative approach and possess the ability to execute our business strategy in an industry characterized by competitiveness and growth;

•	reward senior management in a manner aligned with our financial performance; and
•	align senior management’s interests with our equity owners’ long-term interests through equity participation and ownership.

Decisions with respect to the compensation of our executive officers, including our named executive officers, are made by our Board and the Compensation Committee of our Board.
Compensation for our executive officers has the following components: base salary, cash bonus opportunities, long-term incentive compensation, broad-based employee benefits, and severance benefits. Base salaries, broad-based employee benefits, and severance benefits are designed to attract and retain senior management talent. We also use annual cash bonuses and long-term equity awards to promote performance-based pay that aligns the interests of our named executive officers with the long-term interests of our equity-owners and to enhance executive retention.
The Company uses annual cash incentive bonuses for the named executive officers to motivate their achievement of short-term performance goals and tie a portion of their cash compensation to performance. Near the beginning of each year, the Board or Compensation Committee selects the performance targets, target amounts, target award opportunities and other terms and conditions of annual cash bonuses for the named executive officers. Following the end of each year, the Board, Compensation Committee and/or Audit Committee determines the extent to which the performance targets were achieved and the amount of the award that is payable to the named executive officers.
Clint Stinchcomb
On July 10, 2025, the Board extended for a new four-year term the employment agreement (the "Employment Agreement") of President and Chief Executive Officer Clint Stinchcomb. The Employment Agreement had an effective date of July 1, 2025, and extends through June 30, 2029, with automatic one-year renewals thereafter unless terminated by either party on six months’ notice.
Under the Employment Agreement, as amended, Mr. Stinchcomb will receive an annual base salary of $717,000 and will be eligible for performance-based annual cash bonuses with target payouts of $1.6 million for 2025, $1.95 million for 2026, $2.35 million for 2027, and $2.8 million for 2028, subject to achievement (including over-achievement) of performance goals established by the Board and continued employment requirements.
Additionally, the Board approved an award to Mr. Stinchcomb of 2,400,000 performance-based restricted stock units with tandem dividend equivalent rights pursuant to the Company’s 2020 Omnibus Incentive Plan. These restricted stock units will vest in tranches based on achievement of specified stock price thresholds and financial performance metrics during the term of the Employment Agreement, including revenue and adjusted free cash flow growth targets in 2025. The dividend equivalents entitle Mr. Stinchcomb to payout of dividends accrued on unvested restricted stock units to the extent such restricted stock units vest and are distributed under the applicable award agreement, Plan and Employment Agreement.
Subject to stockholder approval of an aggregate increase in the share reserve under the Plan of 3,000,000 shares, Mr. Stinchcomb will also be eligible to receive an additional 1,600,000 performance-based restricted stock units with tandem dividend equivalent rights, with vesting subject to specified stock price thresholds.
Mr. Stinchcomb’s equity incentive compensation has been awarded as summarized in the Summary Compensation Table above.
If Mr. Stinchcomb’s employment is terminated because of death or “disability” (as defined in the employment agreement), he will be entitled to receive a prorated portion of the bonus due for the year of separation and based on actual Company performance. If Mr. Stinchcomb’s employment is terminated by CuriosityStream without cause or for good reason, (i) CuriosityStream shall pay Mr. Stinchcomb his base salary for the balance of the term (such base salary to be determined without any reduction that would result in a good reason termination), but in no event for less than eighteen (18) months or in excess of thirty-six (36) months, subject to Mr. Stinchcomb complying with restrictive covenants; (ii) Mr. Stinchcomb will also receive COBRA continuation coverage for CuriosityStream health insurance benefits in which Mr. Stinchcomb and his immediate family participate at the same rate made available to similarly situated senior executives for the remainder of the term of the employment agreement; and (iii) Mr. Stinchcomb will be eligible to receive each annual bonus to which he would have been entitled over the remainder of the initial term or renewal term, as applicable, based on actual performance achieved and with a target of 100% of base salary. Severance under Mr. Stinchcomb’s employment agreement is subject to his execution and non-revocation of a release of claims.
Mr. Stinchcomb’s employment agreement provides that, if he receives payments or benefits that would be subject to the excise tax on excess parachute payments imposed by Section 4999 of the Code, then either (i) such payments shall be delivered in full, or (ii) the aggregate amount of the payments and benefits will be reduced so that the present value of all payments constituting “parachute payments” is equal to 2.99 times his “base amount,” whichever results in the receipt of Mr. Stinchcomb of the greatest amount of payments or benefits on an after-tax basis.

Mr. Stinchcomb is bound by certain restrictive covenant provisions, including confidentiality provisions and (i) non-competition provisions that apply during the term of his employment and for eighteen (18) months following his termination (the “Restricted Period”), (ii) non-solicitation of customer, supplier or vendor provisions and non-solicit of employees and no-hire provisions that apply during the Restricted Period and (iii) non-interference provisions that apply during the Restricted Period.
Prior to execution of the Employment Agreement, the terms of Clint Stinchcomb’s employment were governed by an employment agreement effective as of the Closing of the business combination on October 14, 2020, which would have expired on October 13, 2025. Pursuant to his prior employment terms, Mr. Stinchcomb received an initial base salary of $490,000, with annual increases of at least 5% each year. The prior employment agreement provided that if CuriosityStream’s revenue for the year ending December 31, 2021, were $75,000,000 or more, then Mr. Stinchcomb’s base salary would have increased to $690,000; and if CuriosityStream’s revenue for the year ending December 31, 2022, were $140,000,000 or more, then Mr. Stinchcomb’s base salary would have increased to $790,000. For purposes of the prior employment agreement “revenue” meant CuriosityStream’s total revenue, calculated in accordance with CuriosityStream’s customary accounting practices.
Pursuant to his prior employment agreement terms, Mr. Stinchcomb was eligible to receive a bonus based on a formula and performance criteria approved by the Compensation Committee; provided that the target cash bonus was 100% of his base salary, subject to performance conditions described hereafter and his continued employment through December 31 of the applicable performance year. The performance criteria for the years following the year ending on December 31, 2022, were established by the Compensation Committee in consultation with Mr. Stinchcomb. Mr. Stinchcomb was entitled to his bonus for the last year of his employment, regardless of his separation date, unless he had been terminated for “cause” or resigns without “good reason” (each as defined in the employment agreement).
The prior employment agreement terms also provided that, upon a “change in control” (as defined in the employment agreement) of CuriosityStream at a valuation of $1 billion or more prior to October 14, 2023, Mr. Stinchcomb would have been entitled to a bonus equal to $2,000,000, subject to Mr. Stinchcomb’s continued employment by CuriosityStream at the time of the change in control or Mr. Stinchcomb’s termination without “cause” or for “good reason” within the six (6) months prior to the change in control. No “change in control” of CuriosityStream occurred, and Mr. Stinchcomb therefore was not entitled to receive the bonus.
P. Brady Hayden
On May 6, 2024, the Board appointed Mr. Hayden Chief Financial Officer of the Company effective May 31, 2024. Mr. Hayden’s compensation arrangement provides for an annual base salary of $240,000 and an annual incentive target of 50% of annual base salary, with the annual incentive amount to be calculated based on the Company’s performance against approved budgets and business goals, and prorated in 2024 to reflect the portion of the year in which Mr. Hayden served as Chief Financial Officer. Mr. Hayden’s equity incentive compensation as Chief Financial Officer is summarized in the Summary Compensation Table above.
Tia Cudahy
In January 2019, Legacy CuriosityStream and Hendricks Investment Holdings, LLC (“HIH”), an Affiliate of HFM, entered into an agreement whereby Legacy CuriosityStream would pay Ms. Cudahy an annual base salary of $290,000 as well as an annual cash bonus with a maximum bonus potential of 40% of base salary, subject to achievement of goals in Legacy CuriosityStream’s annual bonus plan and as agreed to by the board of directors of Legacy CuriosityStream each year, and HIH would pay Ms. Cudahy $50,000 through November 20, 2019, for completion and transition of her duties for HIH. Ms. Cudahy’s compensation plan provided for the grant of options to purchase 420,000 shares of Legacy CuriosityStream equity. Effective January 1, 2022, the Board increased Ms. Cudahy’s base salary to $310,000 and increased her annual cash bonus to 50% of her base salary. Effective January 1, 2025, the Board increased Ms. Cudahy’s bonus potential to 100% of base salary. Ms. Cudahy’s equity incentive compensation is summarized in the Summary Compensation Table above.
Becky Reed
In December 2024, the Board appointed Ms. Reed General Counsel of the Company effective January 1, 2025. Ms. Reed’s compensation arrangement provides for an annual base salary of $240,000 and an annual incentive target of 25% of annual base salary for 2025, with the annual incentive amount to be calculated based on the Company’s performance against approved budgets and business goals. Effective January 1, 2026, the Board increased Ms. Reed’s bonus potential to 50% of base salary. Ms. Reed’s equity incentive compensation as General Counsel is summarized in the Summary Compensation Table above.

Equity Grants to Executive Officers
The Omnibus Incentive Plan
Stock-based awards may be granted to employees, non-employee directors and consultants of the Company and its subsidiaries under the Omnibus Incentive Plan, which was adopted by our Board and approved by the Company’s stockholders on October 12, 2020. Awards under the Omnibus Incentive Plan may be made in the form of performance awards, restricted stock, restricted stock units, stock options, which may be either incentive stock options or non-qualified stock options, stock appreciation rights (“SARs”), other stock-based awards and dividend equivalents. As of April 15, 2026, 10,725,000 shares of Common Stock were authorized for issuance under the Omnibus Incentive Plan, subject to adjustment in the event of any stock dividend, stock split or any recapitalization, merger other similar transaction affecting our Common Stock specified in the Omnibus Incentive Plan. As of April 15, 2026, 198,075 shares remain available for issuance and use.
Unless set forth in a participant’s award agreement, if a participant’s employment or service terminates due to death or disability, all awards will become exercisable or vested in full. Unless provided in an award agreement, and other than with respect to certain performance awards (described below), no cancellation, acceleration or other payment will occur in connection with a change in control of the Company if the award will be honored or assumed, or new rights substituted therefor following the change in control, provided that any such alternative award must (i) give the participant rights and entitlements substantially equivalent to or better than the rights and terms applicable under the award immediately prior to the change in control, and (ii) provide that if a participant’s employment is involuntarily or constructively terminated within the twenty-four (24) months following the change in control at a time when any portion of the alternative award is unvested, the unvested portion will immediately vest in full and the participant will receive either (1) a cash payment equal in value to the excess (if any) of the fair market value of the stock subject to the alternative award at the date of exercise or settlement over the price that the participant would be required to pay to exercise the alternative award or (2) an equal value of liquid shares or equity interests.
Unless provided in an award agreement, upon a change in control, outstanding performance awards will be modified to replace any performance goals with vesting solely based on the requirement of continued service through, as nearly as is practicable, the date(s) on which the satisfaction of the performance goals would have been measured if the change in control had not occurred or, if applicable, the later period of required service following such measurement date, with accelerated vesting if the participant’s employment is involuntarily or constructively terminated within the twenty-four (24) months following the change in control. The number of such alternative awards will be equal to (i) if less than 50% of the performance cycle has elapsed, the target number of performance awards, and (ii) if 50% or more of the performance cycle has elapsed, a number of awards based on actual performance through the date of the change in control if determinable, or the target, if not determinable.
Except as provided above or in an award agreement, upon a change in control: each vested and unvested option or SAR will be cancelled in exchange for a payment equal to the excess, if any, of the change in control price over the applicable exercise or base price, the vesting restrictions applicable to all other unvested awards (other than freestanding dividend equivalents and performance awards) will lapse, and such awards will be cancelled in exchange for a payment equal to the change in control price, the alternative performance awards will be cancelled in exchange for a payment equal to the change in control price, all other awards (other than freestanding dividend equivalents) that were vested prior to the change in control but that have not been settled or converted into shares prior to the change in control will be cancelled in exchange for a payment equal to the change in control price, and all freestanding dividend equivalents will be cancelled without payment therefor.

Other Stock-Based Awards
2025 Awards
Pursuant to the Employment Agreement, on July 15, 2025, the Company granted Mr. Stinchcomb 2,400,000 restricted stock units with tandem dividend equivalent rights under the Plan. Each restricted stock unit represents the right to receive one share of common stock. The restricted stock units granted are performance-based, subject to the Company achieving certain stock price or financial performance goals. All vesting is subject to continued employment on the applicable vesting date and any restricted stock units not earned during the term of the Employment Agreement will be cancelled. The dividend equivalents entitle Mr. Stinchcomb to payout of dividends accrued on each unvested restricted stock unit to the extent such restricted stock units vest and are distributed under the Agreement. The restricted stock units will vest in four equal tranches of 600,000 each upon the date the Board determines that the applicable performance condition has been achieved: (i) the Company common stock achieves a 10 day volume weighted average price (“VWAP”) of $6.50, or the Company achieves 35% year over year revenue growth for the period January 1 through June 30, 2025, compared to the same period in 2024; (ii) the common stock achieves a 10-day VWAP of $7.50, or the Company achieves 40% revenue growth and 35% adjusted free cash flow growth for the full year 2025 compared to 2024; (iii) the common stock achieves a 10-day VWAP of $9.50; and (iv) the common stock achieves a 10-day VWAP of $11.50.
On July 25, 2025, the Company granted Ms. Cudahy 750,000 restricted stock units with tandem dividend equivalent rights under the Plan. Each RSU represents a contingent right to receive one share of common stock. The restricted stock units granted are time-based and performance-based, subject to the Company achieving certain stock price goals. The RSUs granted will vest in four tranches of 187,500 each upon the date the Board determines that the applicable performance condition has been achieved: (i) the common stock of the Company achieves a 10-day VWAP of $6.50; (ii) the common stock achieves a 10 day VWAP of $7.50; (iii) the common stock achieves a 10 day VWAP of $9.50; and (iv) the common stock achieves a 10 day VWAP of $11.50. In the event that the performance conditions are not met, the RSUs granted will vest in four equal installments of 187,500 on each of the first, second, third and fourth anniversaries of the grant date, and will be settled upon vesting (or within 30 days thereafter). All vesting events are subject to continued employment on each applicable vesting date. The dividend equivalents entitle Ms. Cudahy to payout of dividends accrued on unvested restricted stock units to the extent such restricted stock units vest and are distributed under the applicable award agreement and Plan.
On July 25, 2025, the Company granted Ms. Reed 150,000 restricted stock units under the Plan. Each RSU represents a contingent right to receive one share of common stock. The restricted stock units granted are time-based and performance-based, subject to the Company achieving certain stock price goals. The RSUs will vest in four tranches of 37,500 each upon the date the Board determines that the applicable performance condition has been achieved: (i) the common stock of the Company achieves a 10-day VWAP of $6.50; (ii) the common stock achieves a 10-day VWAP of $7.50; (iii) the common stock achieves a 10-day VWAP of $9.50; and (iv) the common stock achieves a 10-day VWAP of $11.50. In the event that the performance conditions are not met, the RSUs granted will vest in four equal installments of 37,500 on each of the first, second, third and fourth anniversaries of the grant date, and will be settled upon vesting (or within 30 days thereafter). All vesting events are subject to continued employment on each applicable vesting date.
On July 25, 2025, the Company granted Mr. Hayden 70,000 restricted stock units under the Plan. Each RSU represents a contingent right to receive one share of common stock. The restricted stock units granted are time-based and performance-based, subject to the Company achieving certain stock price goals. The RSUs will vest in four tranches of 17,500 each upon the date the Board determines that the applicable performance condition has been achieved: (i) the common stock of the Company achieves a 10-day VWAP of $6.50; (ii) the common stock achieves a 10-day VWAP of $7.50; (iii) the common stock achieves a 10-day VWAP of $9.50; and (iv) the common stock achieves a 10-day VWAP of $11.50. In the event that the performance conditions are not met, the RSUs granted will vest in four equal installments of 37,500 on each of the first, second, third and fourth anniversaries of the grant date, and will be settled upon vesting (or within 30 days thereafter). All vesting events are subject to continued employment on each applicable vesting date.
2024 Awards
On January 1, 2024, the Company granted Mr. Hayden 25,000 restricted stock units under the Plan. Each restricted stock unit represented the right to receive one share of common stock, subject to Mr. Hayden's continued employment with the Company through the vesting date. These time-based units vested in full on December 31, 2024.

On May 8, 2024, the Company granted Mr. Stinchcomb, Ms. Cudahy and Mr. Hayden 2,125,000, 534,750 and 50,000 restricted stock units, respectively, under the Plan. Each restricted stock unit represented the right to receive one share of common stock. The restricted stock units granted were performance-based, subject to the Company achieving certain adjusted free cash flow (“AFCF”) objectives. The restricted stock units granted were to vest one half for each executive upon the date the Board determined the Company had achieved AFCF of $3,000,000, which determination and vesting occurred August 12, 2024; and one half upon the date the Board determined the Company had achieved AFCF of $5,300,000, which determination and vesting occurred November 5, 2024. The restricted stock units would have vested in increments over three years, subject to the continued employment of the recipients, had the performance objectives not been met.
On October 9, 2024, the Company granted Mr. Stinchcomb and Mr. Hayden 905,000 and 152,500 restricted stock units, respectively, under the Plan. Each restricted stock unit represents the right to receive one share of common stock. The restricted stock units granted are performance-based, subject to the Company achieving certain AFCF objectives during the period October 1, 2024, to September 30, 2025 (“Performance Period”). The restricted stock units granted will vest one third for each executive upon the date the Board determines the Company has achieved AFCF of $4,500,000 during the Performance Period ("First Condition"); and two thirds upon the date the Board determines the Company has achieved AFCF of $9,000,000 during the Performance Period ("Second Condition," together with the First Condition, the "Performance Conditions"); in the event that neither Performance Condition is met, the restricted stock units granted will be cancelled; in the event that the First Condition is met but the Second Condition is not, the remaining two thirds of unvested restricted stock units will be cancelled. All vesting events are subject to continued employment on each applicable vesting date.
Other Compensation
The Company maintains various employee benefit plans, including medical, dental, vision, life insurance and 401(k) plans, severance plan, paid vacation, sick leave and holidays and employee assistance program benefits in which the named executive officers participate.
Severance Pay Plan
On October 6, 2021, the Company’s Board adopted the CuriosityStream Inc. Severance Pay Plan for Executive Officers (the “Executive Severance Plan”), which provided severance benefits described below to “Executive Officers” designated under the Executive Severance Plan. Ms. Cudahy was designated as an Executive Officer under the Executive Severance Plan (and as such was not eligible for the severance pay plan generally available to employees, the CuriosityStream Inc. Severance Pay Plan (the “Severance Pay Plan”)).
As of November 8, 2022, the Company terminated the Executive Severance Plan, and the Severance Pay Plan was amended to allow named executive officers who are not a party to an employment agreement which provides for severance or similar benefits, to participate in the Severance Pay Plan. As a result, Ms. Cudahy, Ms. Reed and Mr. Hayden are eligible to participate in the Severance Pay Plan. Under the Severance Pay Plan, if Ms. Cudahy’s, Ms. Reed’s or Mr. Hayden’s employment is terminated by the Company involuntarily without cause (as defined in the Severance Pay Plan), they would be entitled to a severance payment equal to one month of base pay for each year of service (prorated for partial years of service), with a minimum of 3 months of base pay and a maximum of 12 months of base pay. As of April 9, 2026, Ms. Cudahy has 17 years of service with the Company and its subsidiaries and affiliates, Ms. Reed has four years of service with the Company, and Mr. Hayden has two years of service with the Company.
The severance payments are conditioned on the employee executing a release of claims and the payments are made in installments. As the Executive Severance Plan previously provided, the Severance Plan also provides that if any payment of compensation to or for the benefit of an employee, either alone or together with other payments and benefits which the employee had received or had a right to receive, would be subject to the excise tax imposed by Section 4999 of the Code, such payments and/or benefits would be reduced in such amounts as were required to reduce the aggregate “present value” of such payments to one dollar less than an amount equal to three times the employee’s “base amount” (as “present value” and “base amount” are defined under Section 280G of the Code).

Outstanding Equity Awards at Fiscal Year-End
The following disclosure covers the outstanding equity for the Company’s named executive officers for the fiscal year ended December 31, 2025.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)(1)

Clint Stinchcomb	-	-	-	-	600,000	(2)	2,280,000
	-	-	-	-	600,000	(3)	2,280,000
	-	-	-	-	600,000	(4)	2,280,000
P. Brady Hayden	-	-	-	-	17,500	(5)	66,500
	-	-	-	-	17,500	(6)	66,500
	-	-	-	-	17,500	(7)	66,500
	-	-	-	-	17,500	(8)	66,500
Tia Cudahy	-	-	-	-	187,500	(9)	712,500
	-	-	-	-	187,500	(10)	712,500
	-	-	-	-	187,500	(11)	712,500
	-	-	-	-	187,500	(12)	712,500
Becky Reed	-	-	-	-	37,500	(13)	142,500
	-	-	-	-	37,500	(14)	142,500
	-	-	-	-	37,500	(15)	142,500
	-	-	-	-	37,500	(16)	142,500

(1)	Based on the closing price of the Company’s common stock on the Nasdaq on December 31, 2025, which was $3.80.
(2)	On July 15, 2025, the Company granted Mr. Stinchcomb 600,000 restricted stock units with tandem dividend equivalent rights under the Plan. The restricted stock units granted are performance-based, subject to the Company achieving certain stock price or financial performance goals. The restricted stock units will vest upon the date the Board determines that the common stock achieves a 10-day VWAP of $7.50, or the Company achieves 40% revenue growth and 35% adjusted free cash flow growth for the full year 2025 compared to 2024. These restricted stock units vested on March 10, 2026.
(3)	On July 15, 2025, the Company granted Mr. Stinchcomb 600,000 restricted stock units with tandem dividend equivalent rights under the Plan. The restricted stock units granted are performance-based, subject to the Company achieving certain stock price or financial performance goals. The restricted stock units will vest upon the date the Board determines that the common stock achieves a 10-day VWAP of $9.50.
(4)	On July 15, 2025, the Company granted Mr. Stinchcomb 600,000 restricted stock units with tandem dividend equivalent rights under the Plan. The restricted stock units granted are performance-based, subject to the Company achieving certain stock price or financial performance goals. The restricted stock units will vest upon the date the Board determines that the common stock achieves a 10-day VWAP of $11.50.
(5)	On July 25, 2025, the Company granted Mr. Hayden 17,500 restricted stock units under the Plan. The restricted stock units granted are performance-based, subject to the Company achieving certain stock price goals. The RSUs granted will vest upon the date the Board determines that the common stock of the Company achieves a 10-day VWAP of $6.50. In the event that the performance condition is not met, the RSUs will vest on the first anniversary of the grant date.
(6)	On July 25, 2025, the Company granted Mr. Hayden 17,500 restricted stock units under the Plan. The restricted stock units granted are performance-based, subject to the Company achieving certain stock price goals. The RSUs granted will vest upon the date the Board determines that the common stock of the Company achieves a 10-day VWAP of $7.50. In the event that the performance condition is not met, the RSUs will vest on the second anniversary of the grant date.
(7)	On July 25, 2025, the Company granted Ms. Hayden 17,500 restricted stock units under the Plan. The restricted stock units granted are performance-based, subject to the Company achieving certain stock price goals. The RSUs granted will vest upon the date the Board determines that the common stock of the Company achieves a 10-day VWAP of $9.50. In the event that the performance condition is not met, the RSUs will vest on the third anniversary of the grant date.
(8)	On July 25, 2025, the Company granted Ms. Hayden 17,500 restricted stock units under the Plan. The restricted stock units granted are performance-based, subject to the Company achieving certain stock price goals. The RSUs granted will vest upon the date the Board determines that the common stock of the Company achieves a 10-day VWAP of $11.50. In the event that the performance condition is not met, the RSUs will vest on the fourth anniversary of the grant date.
(9)	On July 25, 2025, the Company granted Ms. Cudahy 187,500 restricted stock units with tandem dividend equivalent rights under the Plan. The restricted stock units granted are performance-based, subject to the Company achieving certain stock price goals. The RSUs granted will vest upon the date the Board determines that the common stock of the Company achieves a 10-day VWAP of $6.50. In the event that the performance condition is not met, the RSUs will vest on the first anniversary of the grant date.
(10)	On July 25, 2025, the Company granted Ms. Cudahy 187,500 restricted stock units with tandem dividend equivalent rights under the Plan. The restricted stock units granted are performance-based, subject to the Company achieving certain stock price goals. The RSUs granted will vest upon the date the Board determines that the common stock of the Company achieves a 10-day VWAP of $7.50. In the event that the performance condition is not met, the RSUs will vest on the second anniversary of the grant date.
(11)	On July 25, 2025, the Company granted Ms. Cudahy 187,500 restricted stock units with tandem dividend equivalent rights under the Plan. The restricted stock units granted are performance-based, subject to the Company achieving certain stock price goals. The RSUs granted will vest upon the date the Board determines that the common stock of the Company achieves a 10-day VWAP of $9.50. In the event that the performance condition is not met, the RSUs will vest on the third anniversary of the grant date.
(12)	On July 25, 2025, the Company granted Ms. Cudahy 187,500 restricted stock units with tandem dividend equivalent rights under the Plan. The restricted stock units granted are performance-based, subject to the Company achieving certain stock price goals. The RSUs granted will vest upon the date the Board determines that the common stock of the Company achieves a 10-day VWAP of $11.50. In the event that the performance condition is not met, the RSUs will vest on the fourth anniversary of the grant date.
(13)	On July 25, 2025, the Company granted Ms. Reed 37,500 restricted stock units under the Plan. The restricted stock units granted are performance-based, subject to the Company achieving certain stock price goals. The RSUs granted will vest upon the date the Board determines that the common stock of the Company achieves a 10-day VWAP of $6.50. In the event that the performance condition is not met, the RSUs will vest on the first anniversary of the grant date.
(14)	On July 25, 2025, the Company granted Ms. Reed 37,500 restricted stock units under the Plan. The restricted stock units granted are performance-based, subject to the Company achieving certain stock price goals. The RSUs granted will vest upon the date the Board determines that the common stock of the Company achieves a 10-day VWAP of $7.50. In the event that the performance condition is not met, the RSUs will vest on the second anniversary of the grant date.
(15)	On July 25, 2025, the Company granted Ms. Reed 37,500 restricted stock units under the Plan. The restricted stock units granted are performance-based, subject to the Company achieving certain stock price goals. The RSUs granted will vest upon the date the Board determines that the common stock of the Company achieves a 10-day VWAP of $9.50. In the event that the performance condition is not met, the RSUs will vest on the third anniversary of the grant date.
(16)	On July 25, 2025, the Company granted Ms. Reed 37,500 restricted stock units under the Plan. The restricted stock units granted are performance-based, subject to the Company achieving certain stock price goals. The RSUs granted will vest upon the date the Board determines that the common stock of the Company achieves a 10-day VWAP of $11.50. In the event that the performance condition is not met, the RSUs will vest on the fourth anniversary of the grant date.
Pension Benefits
Our named executive officers did not participate in, or otherwise receive any benefits under, any pension or defined benefit retirement plan sponsored by us during fiscal year 2025.
Nonqualified Deferred Compensation
In July 2025, the Company sponsored a nonqualified deferred compensation plan (the “NQDC Plan”) to provide certain members of management, including our named executive officers, with the opportunity to defer a portion of their earned compensation on a pre-tax basis, consistent with our objective to attract and retain high-level leadership. The Company does not provide any matching or discretionary contributions to the Plan; all account balances consist solely of voluntary executive deferrals and associated earnings or losses.

Participants may elect to defer up to 80% of their base salary and 100% of their annual cash incentive bonus. Deferral elections are made annually prior to the year in which the compensation is earned. Participants may elect to receive distributions in a lump sum or in annual installments over a period of up to [10] years. Distributions are triggered by a participant’s 'separation from service' (as defined under Section 409A of the Internal Revenue Code) or a pre-selected specified date. All Plan balances represent unsecured general obligations of the Company.
The following table summarizes the voluntary deferrals, aggregate earnings, and year-end account balances for our named executive officers under the Company’s nonqualified deferred compensation plan for the fiscal year ended December 31, 2025.

Name	Executive Contributions in 2025 (1) ($)	Aggregate Earnings in 2025 ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at December 31, 2025 ($)

Clint Stinchcomb (CEO)	71,844	2,465	—	74,309
P. Brady Hayden (CFO)	1,203	46	—	1,249
(1)	Amounts reported in this column represent elective deferrals by the named executive officer of salary paid in 2025. All such amounts were previously reported in the “Salary” or “Bonus” column of the Summary Compensation Table for the 2025 fiscal year.
Company 401(k) Plan
The Company sponsors a tax-qualified Section 401(k) retirement savings plan for all employees who satisfy certain eligibility requirements. Under this plan, participants may elect to make pre-tax contributions to the plan of up to a certain portion of their current compensation, not to exceed the applicable statutory income tax limitation. The Company provides employer matching contributions equal to 100% of the first three percent of employee contributions and equal to 50% of the next two percent of employee contributions.

Pay Versus Performance
We are providing the following information about the relationship between executive compensation actually paid and certain financial performance of our company as required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K. Use of the term “compensation actually paid” is required by the SEC’s rules and as a result of the calculation methodology required by the SEC, such amounts differ from compensation actually received by the individuals and the compensation decisions described in the “Executive Compensation” section above.

(a)	(b)	(c)	(d)	(e)	(f)	(g)
Year	Summary Compensation Table Total for Principal Executive Officer ("PEO") (1) ($)	Compensation Actually Paid to PEO (2) ($)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ("NEOs") (1) ($)	Average Compensation Actually Paid to Non-PEO NEOs (2) ($)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ("TSR") (3) ($)	Company Net Income (Loss) (in thousands) (4) ($)

2025	12,603,888	9,975,888	2,009,500	2,009,500	273	(6,427)
2024	5,608,442	3,164,692	647,503	423,348	285	(12,941)
(1)
The dollar amounts reported in column (b) and (d) are the amounts of total compensation reported for Clint Stinchcomb (our Chief Executive Officer and PEO), and average total compensation reported for non-PEO NEOs as a group (excluding Clint Stinchcomb), respectively, for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation-Summary Compensation Table”.

(2)	The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Clint Stinchcomb and the amounts reported in column (e) represent average “compensation actually paid” to the non-PEO NEOs as a group (excluding Clint Stinchcomb), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to our NEOs during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the NEO’s total compensation for each year to determine the compensation actually paid:

			PEO 2025	PEO 2024	Non-PEOs 2025	Non-PEOs 2024
Summary Compensation Table Total			$12,603,888	$5,608,442	$2,009,500	$647,503
Less Stock Award Value Reported in Summary Compensation Table for the Covered Year			(9,468,000)	(4,136,100)	(1,490,783)	(323,713)
Plus Fair Value for Unvested Awards Granted in the Covered Year			6,840,000	1,692,350	1,490,783	99,558
Change in Fair Value of Outstanding Unvested Awards from Prior Years			—	—	—	—
Plus Fair Value for Vested Awards Granted in the Covered Year			—	—	—	—
Change in Fair Value of Awards from Prior Years that Vested in the Covered Year			—	—	—	—
Less Fair Value of Awards Forfeited during the Covered Year			—	—	—	—
Compensation Actually Paid			$9,975,888	$3,164,692	$2,009,500	$423,348
Fair values set forth in the table above are computed in accordance with ASC 718 as of the end of the respective fiscal year, other than fair values of awards that vest in the covered year, which are valued as of the applicable vesting date.
(3)	TSR is cumulative for the measurement periods beginning on December 30, 2023, December 31, 2024 and ending on December 31 of each of 2024 and 2025, respectively, calculated in accordance with Item 201(e) of Regulation S-K.
(4)	Reflects “Net Income” in the Company’s Consolidated Statements of Income included in the Company’s Annual Reports on Form 10-K for each of the years ended December 31, 2025 and December 31, 2024.

Relationship between Compensation Actually Paid vs. Cumulative TSR of Company
The following chart illustrates the relationship between CAP for our PEO and the average CAP for our Non-PEO NEOs against our cumulative TSR:

Relationship between CAP vs. Net Income / Loss
The following chart illustrates the CAP for our PEO and the average CAP for our Non-PEO NEOs against our net income /loss:

COMPENSATION OF DIRECTORS
The compensation structure for employees on the Company’s Board is discussed above. Our non-employee directors are compensated with a combination of cash and equity in the Company, with additional compensation for service on Board committees. Other than John Hendricks, who waived any Board compensation for which he was eligible, in 2025, Board members each received an annual retainer of $50,000 in cash. For each standing committee of the Board, committee chairs received $24,000 annually, and committee members who are not the chair received $13,500 annually. Board members also received a set number of restricted stock units. The following table sets forth the total compensation of the Company’s non-employee directors for the fiscal year ended December 31, 2025:

Name	Fees Earned ($)	Stock Awards ($)	Option Awards ($)	Total ($)

John Hendricks(1)	—	—	—	—
Elizabeth Saravia(2)	77,000	106,645	—	183,645
Patrick Keeley(3)	87,500	121,188	—	208,688
Matthew Blank(4)	74,000	102,490	—	176,490
Jonathan Huberman(5)	87,500	121,188	—	208,688
Mike Nikzad(6)	77,000	106,645	—	183,645
Andrew Hendricks(7)	77,000	106,645	—	183,645

(1)	John Hendricks waived the right to receive any cash retainer or equity award in 2025 in connection with his Board service.
(2)	On February 4, 2025, Ms. Saravia was granted 57,000 restricted stock units vesting on February 4, 2026. On the grant date, the closing price was $2.77
(3)	On February 4, 2025, Mr. Keeley was granted 57,000 restricted stock units vesting on February 4, 2026. On the grant date, the closing price was $2.77.
(4)	On February 4, 2025, Mr. Blank was granted 57,000 restricted stock units vesting on February 4, 2026. On the grant date, the closing price was $2.77.
(5)	On February 4, 2025, Mr. Huberman was granted 57,000 restricted stock units vesting on February 4, 2026. On the grant date, the closing price was $2.77.
(6)	On February 4, 2025, Mr. Nikzad was granted 57,000 restricted stock units vesting on February 4, 2026. On the grant date, the closing price was $2.77.
(7)	On February 4, 2025, Mr. Hendricks was granted 57,000 restricted stock units vesting on February 4, 2026. On the grant date, the closing price was $2.77.
Stock-Based Awards for Directors
The Company uses stock-based awards to promote our interests by providing directors with the opportunity to acquire equity interests as an incentive for their remaining in our service and aligning the directors’ interests with those of the company’s equity holders. Stock-based awards are awarded under the Omnibus Incentive Plan.
The Compensation Committee approved grants of restricted stock units to employees and non-employee directors of the Company as of February 4, 2025. The grants to employee directors of the Company are discussed in “Compensation of Officers - Stock-Based Awards.” The restricted stock units for the non-employee directors were all fully vested as of February 4, 2026, with settlement on the vesting date or within 30 days thereafter. The restricted stock units are subject to the terms and conditions of the Omnibus Incentive Plan and a restricted stock unit agreement. The number of restricted stock units granted to each non-employee director are included in the table above.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The following is a description of each transaction since our last two fiscal years and each currently proposed transaction in which:

•	we were or are to be a participant;

•	the amount involved exceeded or will exceed $120,000; and

•	any of our directors, executive officers, beneficial holders of more than 5% of our capital stock, or any member of their immediate family or person sharing their household had or will have a direct or indirect material interest.
Investor Rights Agreement
Concurrently with the closing of the business combination in 2020, the Company entered into the Investor Rights Agreement with Legacy CuriosityStream, the Sponsor, HFM and officers and directors of Legacy CuriosityStream.
Under the Investor Rights Agreement, the Company shall nominate two Sponsor Directors for election as members of the Board if, at such time, the Board does not contain a Sponsor Director and the Sponsor Entities together continue to beneficially own at least 50% of the shares of Common Stock beneficially owned by the Sponsor Entities as of the effective time of the business combination. Further, under the Investor Rights Agreement, HFM and the officers and directors of Legacy CuriosityStream must vote in favor of, or otherwise consent to, the election or appointment of a Sponsor Director at any meeting of the stockholders under the terms set forth above. If the Sponsor does not elect to nominate two Sponsor Directors, the Company must permit the Sponsor to select one non-voting observer to participate in any Board meeting (including any committee thereof), for so long as the Sponsor and its affiliates continue to beneficially own at least 50% of the shares of Common Stock beneficially owned by the Sponsor Entities as of the effective time of the business combination.
In the case of a vacancy on the Board created by the death, disability, disqualification, removal or resignation of a Sponsor Director, the Company must notify the Sponsor of such vacancy and nominate an individual timely designated by the Sponsor for election to fill the vacancy, provided that such nomination would not constitute a breach of the Board’s fiduciary duties or applicable laws.
Operating Lease
We sublet a portion of our office space to Hendricks Investment Holdings LLC, which is an affiliate of Board members John Hendricks, Andrew Hendricks and Elizabeth Saravia.
The related party sublease rental income totaled $19,700 and $19,594 for the years ended December 31, 2025, and 2024, respectively. Deferred rent receivable related to straight-line rent accrual was $72,498 and $79,894 at December 31, 2025, and 2024, respectively.
Stifel Financial Corp.
Stifel Financial Corp. (“Stifel”) served as Legacy CuriosityStream’s exclusive financial advisor in connection with the business combination. In addition, we may engage Stifel to provide certain financial advisory and capital markets services in the future. Stifel served as Legacy CuriosityStream’s exclusive financial advisor and placement agent in its offering and sale of Series A Preferred Stock in November 2018. In addition, Mr. Keeley and certain other Stifel employees are stockholders in the Company.

Procedures with Respect to Review and Approval of Related Person Transactions
We have adopted a formal written policy for the review and approval of transactions with related persons. Such policy requires, among other things, that:

•	any related person transaction, and any material amendment or modification to a related person transaction, must be reviewed and approved or ratified by an approving body comprised of the disinterested and independent members of the Board or any committee of the Board, provided that a majority of the members of the Board or such committee, respectively, are disinterested; and

•
any employment relationship or transaction involving an executive officer and any related compensation must be approved by the compensation committee of the Board or recommended by the Compensation Committee to the Board for its approval.

In connection with the review and approval or ratification of a related person transaction:

•	management must disclose to the approving body the name of the related person and the basis on which the person is a related person, the related person’s interest in the transaction, the material terms of the related person transaction, including the business purpose of the transaction, the approximate dollar value of the amount involved in the transaction, the approximate dollar value of the amount of the related person’s interest in the transaction and all the material facts as to the related person’s direct or indirect interest in, or relationship to, the related person transaction;

•	management must advise the approving body as to whether the related person transaction complies with the terms of our agreements, including the agreements governing our material outstanding indebtedness (if any), that limit or restrict our ability to enter into a related person transaction;

•	management must advise the approving body as to whether the related person transaction will be required to be disclosed in applicable filings under the Securities Act or the Exchange Act, and related rules, and, to the extent required to be disclosed, management must ensure that the related person transaction is disclosed in accordance with such statutes and related rules; and

•	management must advise the approving body as to whether the related person transaction may constitute a “personal loan” for purposes of Section 402 of the Sarbanes-Oxley Act of 2002, as amended.
In addition, the related person transaction policy provides that the approving body, in connection with any approval of a related person transaction involving a non-employee director or director nominee, should consider whether such transaction would compromise the director or director nominee’s status as an “independent” or “non-employee” director, as applicable, under the rules and regulations of the SEC and any exchange on which our securities are listed.

AUDIT COMMITTEE REPORT
The Audit Committee has reviewed the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2025, and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.
The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Members of the Audit Committee

Jonathan Huberman (Chairman)
Patrick Keeley
Mike Nikzad
The foregoing report is not “soliciting material,” shall not be deemed “filed” and shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, each as amended, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following tables set forth information known to the Company regarding the beneficial ownership of our Common Stock, that is owned by:

•	each person known to the Company to be the beneficial owner of more than 5% of outstanding Common Stock;

•	each of the Company’s named executive officers and directors; and

•	all current executive officers and directors of the Company as a group.
Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days.
The beneficial ownership percentages set forth in the table below are based on 59,287,600 shares of Common Stock issued and outstanding as of April 8, 2025. Shares of Common Stock subject to options or restricted stock units which are presently exercisable or exercisable within 60 days are considered outstanding for computing the ownership percentage of the person holding such options, restricted stock units or warrants but are not considered outstanding for computing the ownership percentage of any other person. Fractional shares have been rounded to the nearest whole share for purposes of the table below.
Unless otherwise noted in the footnotes to the following tables, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned Common Stock and warrants. Further, unless otherwise noted in the footnotes to the following table, the address for each listed 5% stockholder and executive officer and director is: c/o CuriosityStream Inc., 8484 Georgia Ave., Suite 700, Silver Spring, Maryland 20910.

	Beneficial Ownership
Name of Beneficial Owners	Number of Shares of Common Stock	Percentage of Outstanding Common Stock

5% Stockholders:
Hendricks Factual Media LLC(1)	12,206,188	20.6%

Executive Officers and Directors:
John Hendricks(2)	12,601,545	21.3%
Matthew Blank	168,221	*
Andrew Hendricks	163,383	*
Jonathan Huberman(3)	1,398,619	2.4%
Patrick Keeley	220,009	*
Mike Nikzad	196,000	*
Elizabeth Saravia	172,785	*
Clint Stinchcomb	2,821,260	4.8%
Tia Cudahy	508,880	*
P. Brady Hayden(4)	126,667	*
Rebecca Reed	44,138	*
John Vilade	6,840	*
All directors and executive officers as a group (12 individuals)	18,428,347	31.1%

*	Indicates less than one percent of the outstanding shares of the class of stock.

(1)
Mr. Hendricks, the Chairman of the Company’s Board, is the manager of HFM and holds voting and dispositive power over the Company’s securities held by HFM. As a result, John Hendricks may be deemed to be the beneficial owner of the securities held of record by HFM.

(2)	Mr. Hendricks holds 395,357 shares of Common Stock directly and 12,206,188 shares of Common Stock through HFM, of which Mr. Hendricks may be deemed to be the beneficial owner.
(3)
Mr. Huberman holds (a) 188,450 shares of Common Stock directly, (b) 1,210,169 shares of Common Stock held of record by 211 LV LLC. Mr. Huberman, a member of the Company’s Board and the Company’s former Chief Executive Officer, Chief Financial Officer and Chairman, is a manager of 211 LV LLC. As such, he may be deemed to have or share voting and dispositive power of the shares held directly by 211 LV LLC. Mr. Huberman disclaims any beneficial ownership of these reported shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

(4)	Mr. Hayden holds (a) 101,667 shares indirectly through P. Brady Hayden Revocable Trust, of which Mr. Hayden is the trustee; and (b) 25,000 shares indirectly through Plan Z, LLC, of which Mr. Hayden is managing member.
OTHER MATTERS
As of the date of this Proxy Statement, the Board does not know of any matters that will be presented for consideration at the Annual Meeting other than as described in this Proxy Statement. If any other matters properly come before the Annual Meeting, or any adjournment or postponement thereof, and are voted upon, the enclosed proxy will be deemed to confer discretionary authority on the individuals that it names as proxies to vote the shares represented by the proxy as to any of these matters.
PROPOSALS BY OUR STOCKHOLDERS
Stockholder proposals intended for inclusion in next year’s proxy statement under Rule 14a-8 under the Exchange Act should be sent to our principal executive offices and must be received not less than 120 calendar days prior to April 25, 2027. Accordingly, stockholder proposals must be received no later than December 26, 2026. The proposal must comply with the SEC regulations under Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in our proxy materials. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included in the Company’s proxy statement.

Additionally, our Bylaws provide that stockholders desiring to nominate a director or bring any other business before the stockholders at an annual meeting must notify our corporate secretary of this proposal in writing not later than 90 days nor earlier than 120 days prior to the first anniversary of the preceding year’s annual meeting of stockholders. Accordingly, for our 2025 annual meeting of stockholders, any notification must have been made no earlier than February 5, 2025, and no later than March 7, 2025. If the date of the meeting is more than 30 days before or after such anniversary date, then notice must be received not later than the 90 days prior to such annual meeting or, if later, the tenth day following the day on which public disclosure of the date of such annual meeting was first made. The stockholder must be a stockholder of record both at the time of giving notice and at the time of the annual meeting. Stockholders are advised to review our Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals. The fact that the Company may not insist upon compliance with these requirements should not be construed as a waiver of our right to do so at any time in the future. In addition to any requirements set forth in our Bylaws, any such nomination for director must include all information required by Rule 14a-19(b) under the Exchange Act no later than May 1, 2026, which is 60 calendar days prior to the first anniversary of the preceding year's annual meeting.
WHERE YOU CAN FIND MORE INFORMATION
We are subject to the information filing requirements of the Exchange Act and, in accordance with the Exchange Act, file certain reports and other information with the SEC relating to our business, financial condition and other matters.
Copies of these materials can be obtained, upon payment of the SEC’s customary charges, by writing to the SEC’s principal office at 100 F Street, NE, Washington, DC 20549. The SEC also maintains a website at http://www.sec.gov that contains reports, proxy statements and other information.
Any person from whom proxies for the meeting are solicited may obtain, if not already received, from the Company, without charge, a copy of the Company’s Annual Report, by written request addressed to CuriosityStream Inc., 8484 Georgia Ave., Suite 700, Silver Spring, MD 20910 (Email: tia.cudahy@curiositystream.com), Attention: Tia Cudahy, Chief Operating Officer. The Annual Report is not soliciting material and is not incorporated into this document by reference.
In order to obtain any documents you request from the Company in time for the Annual Meeting, you must request the documents from the Company by Friday, May 8, 2026, which is eight business days prior to the date of the Annual Meeting.
You should rely only on the information contained in this document to vote your shares of Common Stock at the Annual Meeting. We have not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated as of April 9, 2026. You should not assume that the information contained in this document is accurate as of any date other than that date, and the mailing of this document to stockholders does not create any implication to the contrary. This document does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such solicitation in that jurisdiction.

Amendment No. 2 to CuriosityStream Inc. 2020 Omnibus Incentive Plan

This Amendment No. 2 (“Amendment No. 2”) to that certain CuriosityStream Inc. (“Company”) 2020 Omnibus Incentive Plan, as the same was amended June 30, 2025, and as the same may be amended from time to time (“Plan”), is effective as of May 20, 2026. All capitalized terms not otherwise defined in this Amendment No. 2 shall have the meaning provided in the Plan.

WHEREAS, a majority of the shares entitled to vote at a duly constituted meeting of the shareholders of the Company on May 20, 2026, approved an increase in the number of Shares subject to the Plan.

NOW THEREFORE, the Company wishes to amend the Plan in accordance with Section 11(b)(i) thereof as follows:

The number of Shares subject to the Plan recited in Section 3(a)(i) of the Plan is hereby increased by one million Shares from 10,725,000 to 11,725,000.

Curiosity STREAM

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/19/2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 05/19/2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect three Class III directors to hold office until the 2029 annual meeting of stockholders or until their respective successors are duly elected and qualified.	O	O	O

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Matthew Blank   02 Jonathan Huberman   03 Mike Nikzad

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

	1 year	2 years	3 years	Abstain
5 To approve, on an advisory basis, the frequency of future advisory votes on the compensation paid to the Company's named executive officers.	O	O	O	O

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]   Date

Signature (Joint Owners)   Date

0000700655_1   R2.09.05.010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K are available at www.proxyvote.com

CURIOSITYSTREAM INC.
Annual Meeting of Stockholders
May 20, 2026 11:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Clint Stinchcomb, Tia Cudahy, or Brady Hayden, or any of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of CURIOSITYSTREAM INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholder(s) to be held at 11:00 AM ET on 5/20/2026, live via the Internet - please visit www.virtualshareholdermeeting.com/CURI2026 - and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000700655_2 R2.09.05.010